SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                                    [X]
                 Registrant

                 Filed by a                                      [ ]
                 Party other than the
                 Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  (Name of Registrant as
  Specified In Its Charter)

                             (IF YOU CHECKED "FILED BY
                             REGISTRANT ABOVE" DO NOT
                             FILL THIS IN: Name of
                             Person(s) Filing Proxy
                             Statement, if other than the
                             Registrant)

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[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

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      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
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      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

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       Registration Statement No.:

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  (4)  Date Filed:


FIDELITY BLUE CHIP GROWTH FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH    &     INCOME PORTFOLIO
FIDELITY OTC PORTFOLIO
FUNDS OF
FIDELITY SECURITIES FUND

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-6666

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth
Fund, Fidelity Growth    &     Income Portfolio, and Fidelity OTC
Portfolio, (the funds), will be held at an office of Fidelity Securities Fund (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on June 14, 2000, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1. To elect a Board of Trustees.

 2. To ratify the selection of PricewaterhouseCoopers LLP or Deloitte & Touche LLP as independent accountants of the funds.

 3. To authorize the Trustees to adopt an amended and restated
    Declaration of Trust.

 4. To approve an amended management contract for each of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio.

 5. To approve an amended management contract for Fidelity Growth    &
        Income Portfolio.

 6. To approve an amended sub-advisory agreement with Fidelity
    Management & Research (Far East) Inc. for each fund.

 7. To approve an amended sub-advisory agreement with Fidelity
    Management & Research (U.K.) Inc. for each fund.

 8. To approve a Distribution and Service Plan pursuant to Rule 12b-1
    for each of Fidelity Blue Chip Growth Fund, Fidelity Growth    &
        Income Portfolio, and Fidelity OTC Portfolio.

    9. To eliminate Fidelity OTC Portfolio's fundamental policies concerning diversification and adopt a non-fundamental limitation concerning diversification.

   10. To change Fidelity OTC Portfolio's policy concerning industry concentration.

   11. To eliminate fundamental investment policies of Fidelity OTC
       Portfolio.

   12. To eliminate a fundamental investment policy of Fidelity OTC
       Portfolio.

   13. To adopt a standard investment policy for Fidelity OTC
       Portfolio concerning temporary investments.

   14. To amend the fundamental investment limitation concerning diversification for each of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity Growth & Income Portfolio to exclude "securities of other investment companies" from the limitation.

 The Board of Trustees has fixed the close of business on April 18, 2000 as the record date for the determination of the shareholders of each of the funds and classes, if applicable entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary
April 18, 2000

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO
   VOTE USING THE TOUCH-TONE VOTING INSTRUCTIONS FOUND BELOW OR
    INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY
EXPENSE, WE ASK YOUR COOPERATION IN    RESPONDING     PROMPTLY, NO
MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                          VALID SIGNATURE



A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

 2)    ABC Trust                      Ann B. Collins, Trustee

 3)    Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


   INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

   1. Read the proxy statement, and have your proxy card handy.

   2. Call the toll-free number indicated in the upper left corner of your proxy card.

   3. Enter the control number found immediately below the toll-free number.

   4. Follow the simple recorded instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH    &     INCOME PORTFOLIO
FIDELITY OTC PORTFOLIO
TO BE HELD ON JUNE 14, 2000

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Securities Fund (the trust) to be used at the Special Meeting of Shareholders of Fidelity Blue Chip Growth Fund, Fidelity Dividend
Growth Fund, Fidelity Growth    &     Income Portfolio, and Fidelity
OTC Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on June 14, 2000 at 9:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 18, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an
anticipated cost of approximately $   14,000     (Fidelity Blue Chip
Growth Fund), $   6,000     (Fidelity Dividend Growth Fund),
$   18,000     (Fidelity Growth    &     Income Portfolio), and
$   4,000     (Fidelity OTC Portfolio). The funds may also arrange to
have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the
funds at an anticipated cost of approximately $   18,000     (Fidelity
Blue Chip Growth Fund), $   8,000     (Fidelity Dividend Growth Fund),
$   22,000     (Fidelity Growth    &     Income Portfolio), and
$   6,000     (Fidelity OTC Portfolio). If the funds record votes by
telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 The principal business address of Fidelity Distributors Corporation
(FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Investments Japan Limited (FIJ), located at Shiroyama JT Mori Blgd., 4-3-1 Toranomon, Minato-Ku, Tokyo 05, Japan is also a subadviser to the funds.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including
Traditional, Rollover, SEP, SAR   -    SEP, Roth and SIMPLE IRAs), the
IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the Meeting.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund of the trust issued and outstanding as of February 29, 2000 are indicated in the following table:


FUND                            # OF SHARES

Fidelity Blue Chip Growth Fund   471,577,526

Fidelity Dividend Growth Fund    358,975,008

Fidelity Growth & Income         963,875,046
Portfolio

Fidelity OTC Portfolio           189,584,040


    As of February 29, 2000, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.

    To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

 Shareholders of record at the close of business on April 18, 2000 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED JULY 31, 1999 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED JANUARY 31, 2000 CALL 1-800-544-6666 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF
PROPOSALS 4 THROUGH    14     REQUIRES THE AFFIRMATIVE VOTE OF A
"MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

 The following tables summarize the proposals applicable to each fund.

Proposal #  Proposal Description            Applicable Funds             Page


 1.         To elect as Trustees the         All                         6
            twelve nominees presented in
            proposal 1.

 2.         To ratify the selection of       All                         16
            PricewaterhouseCoopers LLP
            or Deloitte & Touche LLP as
            independent accountants of
            the funds.

 3.         To authorize the Trustees to     All                         16
            adopt an amended and
            restated Declaration of Trust.

 4.         To approve an amended           Fidelity Blue Chip Growth    18
            management contract for each    Fund, Fidelity Dividend
            of Fidelity Blue Chip Growth    Growth Fund, Fidelity OTC
            Fund, Fidelity Dividend         Portfolio
            Growth Fund, and Fidelity
            OTC Portfolio that would
            reduce the management fee
            payable to FMR by each fund
            as FMR's assets under
            management increase, modify
            the performance adjustment
            rounding method for each
            fund, and modify each fund's
            agreement subject to the
            requirements of the
            Investment Company Act of
            1940.

 5.         To approve an amended           Fidelity Growth & Income     25
            management contract for         Portfolio
            Growth & Income Portfolio
            that would reduce the
            management fee payable to
            FMR by the fund as FMR's
            assets under management
            increase, and modify the
            fund's agreement subject to
            the requirements of the
            Investment Company Act of
            1940.

 6.         To approve an amended            All                         29
            sub-advisory agreement with
            FMR Far East to allow FMR,
            FMR Far East, and the trust,
            on behalf of each fund, to
            modify the agreement subject
            to the requirements of the
            Investment Company Act of
            1940.

 7.         To approve an amended            All                         30
            sub-advisory agreement with
            FMR U.K. to allow FMR, FMR
            U.K., and the trust, on
            behalf of each fund, to
            modify the agreement subject
            to the requirements of the
            Investment Company Act of
            1940.

 8.         To approve a Distribution and   Fidelity Blue Chip Growth    30
            Service Plan pursuant to        Fund Fidelity Growth &
            Rule 12b-1 for each of          Income Portfolio Fidelity
            Fidelity Blue Chip Growth       OTC Portfolio
            Fund, Fidelity Growth &
            Income Portfolio, and
            Fidelity OTC Portfolio.

 9.         To eliminate Fidelity OTC       Fidelity OTC Portfolio       31
            Portfolio's fundamental
            policies concerning
            diversification and adopt a
            non-fundamental limitation
            concerning diversification.

 10.        To change Fidelity OTC          Fidelity OTC Portfolio       32
            Portfolio's policy
            concerning industry
            concentration.

 11.        To eliminate fundamental        Fidelity OTC Portfolio       32
            investment policies of
            Fidelity OTC Portfolio.

 12.        To eliminate a fundamental      Fidelity OTC Portfolio       32
            investment policy of
            Fidelity OTC Portfolio.

 13.        To adopt a standard             Fidelity OTC Portfolio       32
            investment policy for
            Fidelity OTC Portfolio
            concerning temporary
            investments.

 14.        To amend the fundamental        Fidelity Blue Chip Growth    33
            investment limitation           Fund Fidelity Dividend
            concerning diversification      Growth Fund Fidelity Growth
            for each of Fidelity Blue       & Income Portfolio
            Chip Growth Fund, Fidelity
            Dividend Growth Fund, and
            Fidelity Growth & Income
            Portfolio to exclude
            "securities of other
            investment companies" from
            the limitation.



1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Securities Fund, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 All nominees named below are currently Trustees of Fidelity Securities Fund and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, Ned. C. Lautenbach, William O. McCoy, and Robert Pozen were selected by the trust's
Nominating and Administration Committee (see page    17    ) and were
appointed to the Board in March 1997, January 2000, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Messrs. Gates, Lautenbach, McCoy, and Pozen, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Mr. Gates, Mr. McCoy and Mr. Pozen are currently Trustees of 55 registered investment companies advised by FMR. Mr. Lautenbach is currently a Trustee of 52 registered investment companies advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)                Principal Occupation**          Year of Election or Appointment


Ralph F. Cox  (67)           President of RABAR              1991
                             Enterprises (management
                             consulting-engineering
                             industry, 1994). Prior to
                             February 1994, he was
                             President of Greenhill
                             Petroleum Corporation
                             (petroleum exploration and
                             production). Until March
                             1990, Mr. Cox was President
                             and Chief Operating Officer
                             of Union Pacific Resources
                             Company (exploration and
                             production). He is a
                             Director of Waste Management
                             Inc. (non-hazardous waste,
                             1993), CH2M Hill Companies
                             (engineering), and
                             Bonneville Pacific
                             (independent power and
                             petroleum production). In
                             addition, he is a member of
                             advisory boards of Texas A&M
                             University and the
                             University of Texas at Austin.

Phyllis Burke Davis  (68)    Retired from Avon Products,     1992
                             Inc. where she held various
                             positions including Senior
                             Vice President of Corporate
                             Affairs and Group Vice
                             President of U.S. sales,
                             distribution, and
                             manufacturing. She is
                             currently a Director of
                             BellSouth Corporation
                             (telecommunications), Eaton
                             Corporation (manufacturing),
                             and the TJX Companies, Inc.
                             (retail stores), and
                             previously served as a
                             Director of Hallmark Cards,
                             Inc., Nabisco Brands, Inc.,
                             and Standard Brands, Inc. In
                             addition, she is a member of
                             the Board of Directors of
                             the Southampton Hospital in
                             Southampton, N.Y. (1998).

Robert M. Gates  (56)        Consultant, author, and         1997
                             lecturer (1993). Mr. Gates
                             was Director of the Central
                             Intelligence Agency (CIA)
                             from 1991-1993. From 1989 to
                             1991, Mr. Gates served as
                             Assistant to the President
                             of the United States and
                             Deputy National Security
                             Advisor. Mr. Gates is a
                             Director of Charles Stark
                             Draper Laboratory
                             (non-profit), NACCO
                             Industries, Inc. (mining and
                             manufacturing), and TRW Inc.
                             (automotive, space, defense,
                             and information technology).
                             Mr. Gates previously served
                             as a Director of LucasVarity
                             PLC (automotive components
                             and diesel engines). He is
                             currently serving as Dean of
                             the George Bush School of
                             Government and Public
                             Service at Texas A & M
                             University (1999-2000). Mr.
                             Gates also is a Trustee of
                             the Forum for International
                             Policy and of the Endowment
                             Association of the College
                             of William and Mary. In
                             addition, he is a member of
                             the National Executive Board
                             of the Boy Scouts of America.

*Edward C. Johnson 3d  (69)  President, is Chief Executive   1984
                             Officer, Chairman, and a
                             Director of FMR Corp.; a
                             Director and Chairman of the
                             Board and of the Executive
                             Committee of FMR; Chairman
                             and a Director of Fidelity
                             Management & Research (U.K.)
                             Inc. and of Fidelity
                             Management & Research (Far
                             East) Inc.; Chairman (1998)
                             and a Director (1997) of
                             Fidelity Investments Money
                             Management, Inc.; Chairman
                             and Representative Director
                             of Fidelity Investments
                             Japan Limited (1997); and a
                             Director of FDC and of FMR
                             Co., Inc.(2000).

Donald J. Kirk  (67)         Executive-in-Residence (1995)   1987
                             at Columbia University
                             Graduate School of Business.
                             From 1987 to January 1995,
                             Mr. Kirk was a Professor at
                             Columbia University Graduate
                             School of Business. Prior to
                             1987, he was Chairman of the
                             Financial Accounting
                             Standards Board. Mr. Kirk
                             previously served as a
                             Director of General Re
                             Corporation (reinsurance,
                             1987-1998) and as a Director
                             of Valuation Research Corp.
                             (appraisals and valuations,
                             1993-1995). He serves as
                             Chairman of the Board of
                             Directors of National Arts
                             Stabilization Inc., Chairman
                             of the Board of Trustees of
                             the Greenwich Hospital
                             Association, Director of the
                             Yale-New Haven Health
                             Services Corp. (1998), Vice
                             Chairman of the Public
                             Oversight Board of the
                             American Institute of
                             Certified Public
                             Accountants' SEC Practice
                             Section (1995), and as a
                             Public Governor of the
                             National Association of
                             Securities Dealers, Inc.
                             (1996).

Ned C. Lautenbach  (56)      Partner of Clayton, Dubilier    2000
                             & Rice, Inc. (private equity
                             investment firm) since
                             September 1998. Mr.
                             Lautenbach was Senior Vice
                             President of IBM Corporation
                             from 1992 until his
                             retirement in July 1998.
                             From 1993 to 1995 he was
                             Chairman of IBM World Trade
                             Corporation. He also was a
                             member of IBM's Corporate
                             Executive Committee from
                             1994 to July 1998. He is a
                             Director of PPG Industries
                             Inc. (glass, coating and
                             chemical manufacturer),
                             Dynatech Corporation (global
                             communications equipment),
                             Eaton Corporation (global
                             manufacturer of highly
                             engineered products) and
                             ChoicePoint Inc. (data
                             identification, retrieval,
                             storage, and analysis).

*Peter S. Lynch  (57)        Vice Chairman and a Director    1990
                             of FMR; and a Director of
                             FMR Co., Inc. (2000). Prior
                             to May 31, 1990, he was a
                             Director of FMR and
                             Executive Vice President of
                             FMR (a position he held
                             until March 31, 1991); Vice
                             President of Fidelity
                             Magellan Fund and FMR Growth
                             Group Leader; and Managing
                             Director of FMR Corp. Mr.
                             Lynch was also Vice
                             President of Fidelity
                             Investments Corporate
                             Services (1991-1992). In
                             addition, he serves as a
                             Trustee of Boston College,
                             Massachusetts Eye & Ear
                             Infirmary, Historic
                             Deerfield (1989) and Society
                             for the Preservation of New
                             England Antiquities, and as
                             an Overseer of the Museum of
                             Fine Arts of Boston.

William O. McCoy  (66)       Interim Chancellor for the      1997
                             University of North Carolina
                             at Chapel Hill. Previously
                             he had served from 1995
                             through 1998 as Vice
                             President of Finance for the
                             University of North Carolina
                             (16-school system). Prior to
                             his retirement in December
                             1994, Mr. McCoy was Vice
                             Chairman of the Board of
                             BellSouth Corporation
                             (telecommunications, 1984)
                             and President of BellSouth
                             Enterprises (1986). He is
                             currently a Director of
                             Liberty Corporation (holding
                             company, 1984), Duke-Weeks
                             Realty Corporation (real
                             estate, 1994), Carolina
                             Power and Light Company
                             (electric utility, 1996),
                             the Kenan Transport Company
                             (trucking, 1996), and
                             Dynatech Corporation
                             (electronics, 1999).
                             Previously, he was a
                             Director of First American
                             Corporation (bank holding
                             company, 1979-1996). In
                             addition, Mr. McCoy served
                             as a member of the Board of
                             Visitors for the University
                             of North Carolina at Chapel
                             Hill (1994-1998) and
                             currently serves on the
                             Board of Visitors of the
                             Kenan-Flager Business School
                             (University of North
                             Carolina at Chapel Hill,
                             1988).

Gerald C. McDonough  (72)    Chairman of the                 1989
                             non-interested Trustees, is
                             Chairman of G.M. Management
                             Group (strategic advisory
                             services). Mr. McDonough is
                             a Director and Chairman of
                             the Board of York
                             International Corp. (air
                             conditioning and
                             refrigeration), Commercial
                             Intertech Corp. (hydraulic
                             systems, building systems,
                             and metal products, 1992),
                             CUNO, Inc. (liquid and gas
                             filtration products, 1996),
                             and Associated Estates
                             Realty Corporation (a real
                             estate investment trust,
                             1993). Mr. McDonough served
                             as a Director of
                             ACME-Cleveland Corp. (metal
                             working, telecommunications,
                             and electronic products)
                             from 1987-1996 and
                             Brush-Wellman Inc. (metal
                             refining) from 1983-1997.

Marvin L. Mann  (67)         Chairman Emeritus of Lexmark    1993
                             International, Inc. (office
                             machines, 1991) where he
                             still remains a member of
                             the Board. Prior to 1991, he
                             held the positions of Vice
                             President of International
                             Business Machines
                             Corporation ("IBM") and
                             President and General
                             Manager of various IBM
                             divisions and subsidiaries.
                             Mr. Mann is a Director of
                             M.A. Hanna Company
                             (chemicals, 1993) and
                             Imation Corp. (imaging and
                             information storage, 1997).
                             He is a Board member of
                             Dynatech Corporation
                             (electronics, 1999).

*Robert C. Pozen  (53)       Senior Vice President, is       1997
                             also President and a
                             Director of FMR (1997),
                             Fidelity Management &
                             Research (U.K.) Inc. (1997),
                             Fidelity Management &
                             Research (Far East) Inc.
                             (1997), Fidelity Investments
                             Money Management, Inc.
                             (1998), and FMR Co., Inc.
                             (2000), and a Director of
                             Strategic Advisers, Inc.
                             (1999). Previously, Mr.
                             Pozen served as General
                             Counsel, Managing Director,
                             and Senior Vice President of
                             FMR Corp.

Thomas R. Williams  (71)     President of The Wales Group,   1989
                             Inc. (management and
                             financial advisory
                             services). Prior to retiring
                             in 1987, Mr. Williams served
                             as Chairman of the Board of
                             First Wachovia Corporation
                             (bank holding company), and
                             Chairman and Chief Executive
                             Officer of The First
                             National Bank of Atlanta and
                             First Atlanta Corporation
                             (bank holding company). He
                             is currently a Director of
                             National Life Insurance
                             Company of Vermont and
                             American Software, Inc. Mr.
                             Williams was previously a
                             Director of ConAgra, Inc.
                             (agricultural products),
                             Georgia Power Company
                             (electric utility), and
                             Avado, Inc. (restaurants).



** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

 As of February 29, 2000 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three (3) interested and nine (9) non-interested Trustees, met eleven (11) times during the twelve months ended July 31, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended July 31, 1999, the committee held nine (9) meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Cox, Mann, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended July 31, 1999, the committee held three (3) meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended July 31, 1999, or calendar year ended December 31, 1999, as applicable.

COMPENSATION TABLE


AGGREGATE COMPENSATION FROM     J. Michael Cook*****  Ralph F. Cox      Phyllis Burke Davis  Robert M. Gates
EACH FUND

Fidelity Blue Chip Growth       $ 0                   $ 6,225           $ 5,925              $ 6,186
FundB,C,F

Fidelity Dividend Growth FundB  $ 0                   $ 3,225           $ 3,060              $ 3,205

Fidelity Growth & Income        $ 0                   $ 14,865          $ 14,177             $ 14,764
PortfolioB,D,F

Fidelity OTC PortfolioB,E,F     $ 0                   $ 1,697           $ 1,614              $ 1,687

TOTAL COMPENSATION FROM THE     $ 0                   $ 217,500         $ 211,500            $ 217,500
FUND COMPLEX*,A

AGGREGATE COMPENSATION FROM     Ned C. Lautenbach***  Peter S. Lynch**  William  O. McCoy    Gerald C. McDonough
EACH FUND

Fidelity Blue Chip Growth       $ 0                   $ 0               $ 6,186              $ 7,572
FundB,C,F

Fidelity Dividend Growth FundB  $ 0                   $ 0               $ 3,205              $ 3,924

Fidelity Growth & Income        $ 0                   $ 0               $ 14,764             $ 18,069
PortfolioB,D,F

Fidelity OTC PortfolioB,E,F     $ 0                   $ 0               $ 1,687              $ 2,065

TOTAL COMPENSATION FROM THE     $ 54,000              $ 0               $ 214,500            $ 269,500
FUND COMPLEX*,A




AGGREGATE COMPENSATION FROM     Edward C. Johnson 3d**  E. Bradley Jones****  Donald J. Kirk
EACH FUND

Fidelity Blue Chip Growth       $ 0                     $ 6,147               $ 6,221
FundB,C,F

Fidelity Dividend Growth FundB  $ 0                     $ 3,189               $ 3,216

Fidelity Growth & Income        $ 0                     $ 14,664              $ 14,865
PortfolioB,D,F

Fidelity OTC PortfolioB,E,F     $ 0                     $ 1,677               $ 1,695

TOTAL COMPENSATION FROM THE     $ 0                     $ 217,500             $ 217,500
FUND COMPLEX*,A

AGGREGATE COMPENSATION FROM     Marvin L. Mann          Robert C. Pozen**     Thomas R. Williams
EACH FUND

Fidelity Blue Chip Growth       $ 6,186                 $ 0                   $ 6,053
FundB,C,F

Fidelity Dividend Growth FundB  $ 3,205                 $ 0                   $ 3,125

Fidelity Growth & Income        $ 14,764                $ 0                   $ 14,478
PortfolioB,D,F

Fidelity OTC PortfolioB,E,F     $ 1,687                 $ 0                   $ 1,648

TOTAL COMPENSATION FROM THE     $ 217,500               $ 0                   $ 213,000
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Ned C. Lautenbach served as a Member of the Advisory Board of the trust. Mr. Lautenbach was appointed to the Board of Trustees of Fidelity Securities Fund effective January 1, 2000.

****        Mr. Jones served on the Board of Trustees through December
31, 1999.

   *****E    ffectiv   e March 16,     2000, Mr. Cook serves as a
Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas
R. Williams, $62,319. .

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $2,798, Phyllis Burke Davis, $2,798, Robert M. Gates, $2,798, E. Bradley Jones, $2,798, Donald J. Kirk, $2,798, Ned C. Lautenbach, $0, William O. McCoy, $2,798, Gerald
C. McDonough, $3,264, Marvin L. Mann, $2,798, and Thomas R. Williams,
$2,798.

D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $6,677, Phyllis Burke Davis, $6,677, Robert M. Gates, $6,677, E. Bradley Jones, $6,677, Donald J. Kirk, $6,677, Ned C. Lautenbach, $0, William O. McCoy, $6,677, Gerald
C. McDonough, $7,790, Marvin L. Mann, $6,677, and Thomas R. Williams,
$6,677.

E The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $764, Phyllis Burke Davis, $764, Robert M. Gates, $764, E. Bradley Jones, $764, Donald J. Kirk, $764, Ned C. Lautenbach, $0, William O. McCoy, $764, Gerald C. McDonough, $891, Marvin L. Mann, $764, and Thomas R. Williams, $764.

F For the fiscal year ended December 31, 1999, certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $2,354, Blue Chip; Marvin L. Mann, $918, Blue Chip; William O. McCoy,
$2,354, Blue Chip;    Thomas R. Williams, $2,354, Blue Chip;     Ralph
F. Cox, $5,618, Growth & Income; Marvin L. Mann, $2,367, Growth & Income; William O. McCoy, $5,618, Growth & Income; Thomas R. Williams,
$5,618, Growth & Income   ;     Ralph F. Cox, $643, OTC; Marvin L.
Mann, $238, OTC; William O. McCoy, $643, OTC; and Thomas R. Williams,
$643, OTC.

 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP OR DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

 By a vote of the non-interested Trustees, the firms of PricewaterhouseCoopers LLP (Fidelity Dividend Growth Fund and Fidelity
Growth    &     Income Portfolio) and Deloitte & Touche LLP (Fidelity
Blue Chip Growth Fund and Fidelity OTC Portfolio) have been selected as independent accountants for the funds to sign or certify any financial statements of the funds required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty.
With respect to Fidelity Dividend Growth Fund and Fidelity Growth    &
    Income Portfolio, PricewaterhouseCoopers LLP has advised each fund that, to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in such fund inconsistent with independence standards pertaining to accountants. With respect to Fidelity Blue Chip Growth Fund and Fidelity OTC Portfolio, Deloitte & Touche LLP has advised each fund that to the best of its knowledge and belief, as of the commencement of the firm's professional engagement to examine the fund's financial statements, no Deloitte & Touche LLP professional will hold any direct or material indirect ownership interest in such fund inconsistent with the independence standards pertaining to accountants.

 For each fund's fiscal years ended July 31, 1998 and 1999, the firm of PricewaterhouseCoopers LLP acted as the fund's independent accountants. Effective January 20, 2000, the non-interested Trustees selected the firm of Deloitte & Touche LLP as the independent accountants for Fidelity Blue Chip Growth Fund and Fidelity OTC Portfolio beginning with each fund's fiscal year ended July 31, 2000, upon the recommendation of the funds' Audit Committee.

 The independent accountants' audit reports for Fidelity Blue Chip Growth Fund and Fidelity OTC Portfolio for the fiscal years ended July 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the funds and the independent accountants on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the funds' accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP and Deloitte & Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED
   DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies described in the funds' current prospectuses.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997 and November 18, 1999, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On July 15, 1999, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES OR CLASSES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate all or a portion of the trust or any of its series or classes. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the trust, a fund or class to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize all or a portion of the trust or any of its series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund or class. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust, fund, or class reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class's or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 REFERENCES TO CLASSES. The New Declaration of Trust includes explicit references to "classes" of a fund in appropriate places throughout the document. Classes are often a more efficient way of offering a specific investment strategy to different types of investors without creating separate funds for each type of investor. Each class represents an interest in the same portfolio of securities but may be offered with different service features, distribution arrangements or fees. Although the Trustees are not prohibited from authorizing the issuance of classes of shares under the Current Declaration of Trust, the Trustees believe that it is appropriate to explicitly describe their ability, without a vote of Shareholders, to establish new classes of shares, to change or abolish existing classes of shares, to divide an existing fund into classes of shares, and to take any other action with respect to classes that they deem appropriate.

 INVESTMENT IN OTHER INVESTMENT COMPANIES. The New Declaration of Trust clarifies that the Trustees may authorize the investment of a portion of a fund's assets in one or more open-end investment companies (Subportfolio Fund Structure). The current Declaration of Trust explicitly allows the Trustees to authorize the fund to invest all of its assets in a single open-end investment company but does not specifically provide the Trustees with the ability to invest a portion of its assets in one or more investment companies (Fund-of-Funds Structure). In a Fund-of-Funds Structure, each fund retains its own characteristics, but is able to achieve efficiencies by consolidating portfolio management for some or all of its assets with other funds or other operational efficiencies. The purpose of the Fund-of-Funds Structure generally is to achieve operational efficiencies by consolidating portfolio management for a portion of a fund's assets with other funds which invest a portion of their assets similarly. For example, three different funds with different allocations among stocks, bonds and money market investments but similar investment policies within each asset class might each invest in the same stock, bond and money market funds. The Fund-of-Funds Structure allows multiple funds with similar investment policies for a portion of their assets to consolidate portfolio management in a single pool for their assets that are managed similarly. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies or other benefits. While neither FMR nor the Trustees have determined that a Subportfolio Fund Structure is appropriate at this time, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize a fund to invest all or a portion of its assets in one or more open-end investment companies. The Trustees will authorize such a transaction only if a Subportfolio Fund Structure is permitted under the fund's investment policies and if they determine that a Subportfolio Fund Structure is in the best interests of a fund and its shareholders.

 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust may be costly. If the New Declaration of Trust is approved, shareholders would normally be notified of future Trustee appointments in the next financial report for the fund following the appointment.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR to enter into a Management Contract with the trust, on behalf of each fund, and to amend each fund's respective Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to enter into and amend Management Contracts. A corresponding change is also proposed for the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment
Provisions"    for Fidelity Blue Chip Growth Fund, Fidelity Dividend
Growth Fund and Fidelity OTC Portfolio     on page    33     and
for Fidelity Growth & Income Portfolio on page 37    .

 2. The New Declaration of Trust broadens the authority of the Trustees to redeem a shareholder for any reason deemed appropriate by the Trustees. The Trustees' ability to do so would be limited by the 1940 Act and other applicable legal and regulatory requirements. The Current Declaration of Trust explicitly allows the Trustees only to redeem shareholders who do not meet a fund's minimum balance requirement.

 3. The New Declaration of Trust explicitly allows the Trustees to effect Subportfolio Fund Structures, mergers, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

 4. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

 5. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees may employ as fund custodians, in addition to banks and trust companies, companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; interpret the investment policies, practices, and limitations of any fund; and deal in shares of a fund.

 6. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

 7. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

 8. The New Declaration of Trust clarifies that the Trustees may authorize dividends of fund property in addition to stock dividends.

 9. The New Declaration of Trust permits the rights and preferences of a Series or Class to be set forth in the registration statement for such Series or Class or in any other document in addition to in a resolution of the Board of Trustees.

 10. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF FIDELITY BLUE CHIP GROWTH FUND, FIDELITY DIVIDEND GROWTH FUND, AND FIDELITY OTC PORTFOLIO.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from each fund for managing each fund's investments and business affairs. In addition, the Amended Contract allows FMR and the Trust, on behalf of each fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract
Amendment Provisions" on page    34     for more details. (For
information on FMR, see the section entitled "Activities and
Management of FMR," on page    .    )

 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of each fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annualized percentage of each fund's monthly average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee
rate of 0.30% for each    of F    idelity Blue Chip Growth Fund and
Fidelity Dividend Growth Fund, and 0.35% for Fidelity OTC Portfolio. The Basic Fee rate for the fiscal year ended July 31, 1999 (not including the fee amendments discussed below) was 0.60% for each of Fidelity Blue Chip Growth Fund and Fidelity Dividend Growth Fund, and 0.65% for Fidelity OTC Portfolio.

 The Performance Adjustment is a positive or negative dollar amount based on each fund's performance and assets for the most recent 36 months. Each of Fidelity Blue Chip Growth Fund, and Fidelity Dividend Growth Fund compares its performance to that of the Standard & Poor's 500 Index (S&P 500) (the Index). Fidelity OTC Portfolio compares its performance to that of the NASDAQ Composite Index (the Index). If
   a     fund outperforms its respective Index over 36 months, FMR
receives a positive Performance Adjustment, and if    a     fund
underperforms its respective Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an
annualized percentage of    a     fund's monthly average net assets
over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or
underperformance, subject to a maximum of 0.20% if    a     fund
outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.

 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%, and (3) allow FMR and the Trust, on behalf of each fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page
   34     for more details.

 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management (approximately $852 billion as of February 29, 2000), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For
the funds   '     fiscal year ended July 31, 1999, the management fee
using the proposed Group Fee reductions (including the Performance
Adjustment) was 0.4723%, 0.6448%, and 0.   4985    % of the Fund's
average net assets for Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio, respectively. The Group Fee reductions lowered the management fee rate by 0.0143%, 0.0145%, and 0.0144%, for Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio, respectively, compared to the rate FMR was entitled to receive under the Present
Contract: 0.4866%, 0.6593%, and 0.5129%, for Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio, respectively.

 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have increased the management fee rate for the fiscal year ended July 31, 1999, by 0.0010%, and 0.0003%, of each fund's average net assets for the year for Fidelity Blue Chip Growth Fund and Fidelity Dividend Growth Fund, respectively, and would have resulted in no change in the management fee rate for Fidelity OTC Portfolio.

 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended July 31, 1999, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.0133%, 0.0142%, and 0.0144% decrease in the total management fee for Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio, respectively. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.

 Copies of the Amended Contracts, marked to indicate the proposed amendments, are supplied as Exhibit 2 for Fidelity Blue Chip Growth Fund and Fidelity OTC Portfolio, and Exhibit 3 for Fidelity Dividend Growth Fund. Except for the modifications discussed above, the Amended Contracts are substantially identical to the funds' Present Contracts with FMR. (For a detailed discussion of the funds' Present Contracts, refer to the section entitled "Present Management Contracts" on page
       .) If approved by shareholders, the Amended Contract will take effect on July 1, 2000, (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2000, and thereafter only as long as its continuance is approved at least annually as described above.

 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
Group Fee Rates    that     are lower than those contained in the
fund's Present Contract have been voluntarily implemented by FMR on
August 1, 199   9    , January 1, 1996, and August 1, 199   4    .

 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add nineteen (19) new, lower breakpoints applicable when group assets are above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section
entitled "Present Management Contracts" on page 47       .)

                            GROUP FEE RATE BREAKPOINTS

Group Assets ($ billions)           Present Contract  Group Assets ($ billions)             Amended Contract

 174                       -   228  .3000%            174                        -   210    .3000%

 228                       -   282  .2950%            210                        -   246    .2950%

 282                       -   336  .2900%            246                        -   282    .2900%

 Over                          336  .2850%            282                        -   318    .2850%

                                                      318                        -   354    .2800%

                                                      354                        -   390    .2750%

                                                      390                        -   426    .2700%

                                                      426                        -   462    .2650%

                                                      462                        -   498    .2600%

                                                      498                        -   534    .2550%

                                                      534                        -   587    .2500%

                                                      587                        -   646    .2463%

                                                      646                        -   711    .2426%

                                                      711                        -   782    .2389%

                                                      782                        -   860    .2352%

                                                      860                        -   946    .2315%

                                                      946                        -   1,041  .2278%

                                                      1,041                      -   1,145  .2241%

                                                      1,145                      -   1,260  .2204%

                                                      Over                           1,260  .2167%


 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management
Contracts" on page 47.)

EFFECTIVE ANNUAL GROUP FEE RATES

Group Assets ($ billions)  Present Contract  Amended Contract

150                        .3371%            .3371%

200                        .3284%            .3284%

250                        .3223%            .3219%

300                        .3175%            .3163%

350                        .3133%            .3113%

400                        .3098%            .3067%

450                        .3070%            .3024%

500                        .3048%            .2982%

550                        .3030%            .2942%

600                        .3015%            .2904%

650                        .3003%            .2870%

700                        .2992%            .2838%

750                        .2982%            .2809%

800                        .2974%            .2782%

850                        .2967%            .2756%

900                        .2960%            .2732%

950                        .2954%            .2710%

1,000                      .2949%            .2689%

1,050                      .2944%            .2669%

1,100                      .2940%            .2649%

1,150                      .2936%            .2631%

1,200                      .2933%            .2614%

1,250                      .2929%            .2597%

1,300                      .2926%            .2581%

1,350                      .2923%            .2566%

1,400                      .2921%            .2551%

 Average assets under FMR's management for    February 29, 2000 were
    approximately $   852     billion.

 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contracts for Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.

 During fiscal 1999, using the more precise rounding methodology, the impact on the annual performance fee rate would have been a 0.0010% increase in the management fee for Fidelity Blue Chip Growth Fund; a 0.0003% increase in the management fee for Fidelity Dividend Growth Fund; and would have resulted in no change in the management fee for Fidelity OTC Portfolio.

 COMPARISON OF MANAGEMENT FEES. The following tables compare each fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for the fiscal year ended July 31, 1999 to the management fee each fund would have incurred if the Amended Contract
had been in effect   , and shows the difference between the two as a
percentage of the management fee paid under the Present Contract.


                        Fidelity Blue Chip Growth Fund

                        Present Contract                Amended Contract   Difference

                        $                               $                  %

Basic Fee                120,478,000                     117,605,000        (2.38)

Performance Adjustment  (( (22,693,000)))               (( (22,494,000)))   0.88

Total Management Fee     97,785,000                      95,111,000         (2.73)



                        Fidelity Dividend Growth Fund

                        Present Contract                Amended Contract   Difference

                        $                               $                  %

Basic Fee                64,837,000                      63,271,000         (2.42)

Performance Adjustment  (( 6,465,000))                  (( 6,501,000))      0.56

Total Management Fee     71,302,000                      69,772,000         (2.15)



                        Fidelity OTC Portfolio

                        Present Contract                Amended Contract   Difference

                        $                               $                  %

Basic Fee                36,220,000                      35,418,000         (2.21)

Performance Adjustment  (( (7,619,000)))                (( (7,619,000)))    0

Total Management Fee     28,601,000                      27,799,000         (2.80)



 The following tables compare each fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for the twelve month period ended February 29, 2000 to the management fee each fund would have incurred if the Amended Contract had been in effect , and shows the difference between the two as a percentage of the management fee under the Present Contract.


                        Fidelity Blue Chip Growth Fund

                        Present Contract                Amended Contract  Difference

                        $                               $                 %

Basic Fee                146,941,000                     142,518,000       (3.01)

Performance Adjustment  (( (8,225,000)))                (( (8,505,000)))   (3.40)

Total Management Fee     138,716,000                     134,013,000       (3.39)



                        Fidelity Dividend Growth Fund

                        Present Contract                Amended Contract  Difference

                        $                               $                 %

Basic Fee                78,383,000                      76,056,000        (2.97)

Performance Adjustment  (( (2,689,000)))                (( (2,711,000)))   (0.82)

Total Management Fee     75,694,000                      73,345,000        (3.10)

                        Fidelity OTC Portfolio

                        Present Contract                Amended Contract  Difference

                        $                               $                 %

Basic Fee                54,277,000                      52,739,000        (2.83)

Performance Adjustment  (( (9,253,000)))                (( (9,253,000)))   0

Total Management Fee     45,024,000                      43,486,000        (3.42)



 The following table provides data concerning each fund's management fees and expenses as a percentage of average net assets for the fiscal year ended July 31, 1999 under the Present Contracts (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.

 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.

COMPARATIVE FEE TABLE: FIDELITY BLUE CHIP GROWTH FUND

 ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                 Present Contract  Amended Contract

Management Fee                    0.49%             0.47%

Other Expenses                    0.24%             0.24%

Total Fund Operating Expenses     0.73%             0.71%

 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.72 % under the Present Contract and 0.70% under the Amended Contract.

 EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                  1 Year  3 Years  5 Years  10 Years

Present Contract  $ 75    $ 233    $ 406    $ 906

Amended Contract  $ 73    $ 227    $ 395    $ 883

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

COMPARATIVE FEE TABLE: FIDELITY DIVIDEND GROWTH FUND

 ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                 Present Contract  Amended Contract

Management Fee                    0.66%             0.65%

Other Expenses                    0.23%             0.23%

Total Fund Operating Expenses     0.89%             0.88%


 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.86% under
the Present Contract and 0.8   5    % under the Amended Contract.

 EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                  1 Year  3 Years  5 Years  10 Years

Present Contract  $ 91    $ 284    $ 493    $ 1,096

Amended Contract  $ 90    $ 281    $ 488    $ 1,084


 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

COMPARATIVE FEE TABLE: FIDELITY OTC PORTFOLIO

 ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
                                 Present Contract  Amended Contract

Management Fee                    0.51%             0.50%

Other Expenses                    0.25%             0.25%

Total Fund Operating Expenses     0.76%             0.75%

 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.75% under the Present Contract and 0.74% under the Amended Contract.

 EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                  1 Year  3 Years  5 Years  10 Years

Present Contract  $ 78    $ 243    $ 422    $ 942

Amended Contract  $ 77    $ 240    $ 417    $ 930

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of each fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of each fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy
solicitation   , while a management fee increase still would require
shareholder approval    . In short, the proposed modification gives
FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

 MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the funds' management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of each of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio, including all of the Independent Trustees, on July 15, 1999, and October 14, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from September to October 1999 and November to December 1995, and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings, the Trustees received materials specifically relating to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the funds, and (iii) the economic outlook and the general investment outlook in the markets in which the funds invest. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the
distribution of    each     fund's shares, (3) the procedures employed
to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay each fund's expenses and to pay for research and other similar services, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and
(7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the funds' shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the funds' investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of
   each     fund's portfolio manager, and each fund's investment
objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each of the funds. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between the funds' shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the funds and the funds' shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the funds.

 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, and the proposed modification to the Present Contract's amendment provisions, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of each of the funds and recommends that shareholders of each fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY GROWTH
      &     INCOME PORTFOLIO.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 43 for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 48.)

 PROPOSED AMENDMENT(S) TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is supplied as Exhibit 4 on page 72. Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 50.) If approved by shareholders, the Amended Contract will take effect on July 1, 2000 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2000, and thereafter only as long as its continuance is approved at least annually as above.

 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $210 billion.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $210 billion or less. Above $210 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by
FMR on August 1, 199   9    , January 1, 1996, and August 1,
199   4    .

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 19 new fee breakpoints for assets under FMR's management above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page 51.)

                          GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT                                     AMENDED CONTRACT

Average Group Assets ($           Present Contract*  Average Group Assets ($             Amended Contract
billions)                                            billions)

 174                     -   228  .3000%              174                     -   210    .3000%

 228                     -   282  .2950%              210                     -   246    .2950%

 282                     -   336  .2900%              246                     -   282    .2900%

 Over                        336  .2850%              282                     -   318    .2850%

                                                      318                     -   354    .2800%

                                                      354                     -   390    .2750%

                                                      390                     -   426    .2700%

                                                      426                     -   462    .2650%

                                                      462                     -   498    .2600%

                                                      498                     -   534    .2550%

                                                      534                     -   587    .2500%

                                                      587                     -   646    .2463%

                                                      646                     -   711    .2426%

                                                      711                     -   782    .2389%

                                                      782                     -   860    .2352%

                                                      860                     -   946    .2315%

                                                      946                     -   1,041  .2278%

                                                      1,041                   -   1,145  .2241%

                                                      1,145                   -   1,260  .2204%

                                                      Over                        1,260  .2167%


 The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

150                            .3371%             .3371%

200                            .3824%             .3284%

250                            .3223%             .3219%

300                            .3175%             .3163%

350                            .3133%             .3113%

400                            .3098%             .3067%

450                            .3070%             .3024%

500                            .3048%             .2982%

550                            .3030%             .2942%

600                            .3015%             .2904%

650                            .3003%             .2870%

700                            .2992%             .2838%

750                            .2982%             .2809%

800                            .2974%             .2782%

850                            .2967%             .2756%

900                            .2960%             .2732%

950                            .2954%             .2710%

1,000                          .2949%             .2689%

1,050                          .2944%             .2669%

1,100                          .2940%             .2649%

1,150                          .2936%             .2631%

1,200                          .2933%             .2614%

1,250                          .2929%             .2597%

1,300                          .2926%             .2581%

1,350                          .2923%             .2566%

1,400                          .2921%             .2551%

* Does not reflect voluntary adoption of extended group fee rate
schedules by FMR on August 1, 199   9    , January 1, 1996, and August
1, 199   4    .

 Average assets under FMR's management for February 29, 2000 were approximately $852 billion.

 COMPARISON OF MANAGEMENT FEES. For the month ended February 29, 2000, average assets under management by FMR were approximately $852 billion. The fund's management fee rate under the Amended Contract, for the month ended February 29, 2000, would have been 0.4755%, compared to 0.4966% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $210 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

 The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended July 31, 1999 to the management fee the fund would have incurred if the
Amended Contract had been in effect   , and shows the difference
between the two as a percentage of the management fee paid under the Present Contract.

Present Contract  Amended Contract

Management Fee*   Management Fee    Percentage Difference

$ 233,188,000     $ 226,584,000      (2.83)%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994, January 1, 1996, and August 1, 1999.

 The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended February 29, 2000 to the management fee the fund would have incurred
if the Amended Contract had been in effect   , and shows the
difference between the two as a percentage of the management fee paid under the Present Contract.

Present Contract  Amended Contract

Management Fee*   Management Fee    Percentage Difference

$ 239,395,000     $ 230,843,000      (3.57%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994, January 1, 1996, and August 1, 1999.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease
without the delay of having to first conduct a proxy solicitation   ,
while a management fee increase still would require shareholder
approval    . In short, the proposed modification gives FMR and the
Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

 MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 15, 1999, and October 14, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period(s) from September to October 1999, November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

6. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR EACH
   FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR Far East, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR FAR EAST'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services. Effective January 1, 2000, FMR Far East, in turn, has entered into an agreement with Fidelity Investments Japan Limited (FIJ), a wholly-owned subsidiary of Fidelity International Limited, to provide such investment research and portfolio management advice as FMR Far East reasonably requests. FMR Far East, NOT THE FUND, pays FIJ a sub-advisory fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

 Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FMR Far East a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR Far East on a discretionary basis.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On July 15, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A corresponding modification is proposed to the amendment provisions
in    each of     Fidelity Blue Chip Growth Fund's, Fidelity Dividend
Growth Fund's, Fidelity OTC Portfolio's   , and Fidelity Growth &
Income Portfolio's     present management contracts. See "Modification
of Management Contract Amendment Provisions" for Fidelity Blue Chip
Growth Fund, Fidelity Dividend Growth Fund,    and Fidelity OTC
Portfolio on page , and for     Fidelity Growth    &     Income
Portfolio        on page        .

 A copy of the form of Amended Agreement, marked to indicate the
proposed amendments, is supplied as Exhibit 5 for    each of
    Fidelity Blue Chip Growth Fund, Fidelity Growth    &     Income
Portfolio, and Fidelity OTC Portfolio, and Exhibit 6 for Fidelity Dividend Growth Fund. Except for the modifications discussed above, Fidelity Blue Chip Growth Fund's, Fidelity Dividend Growth Fund's,
Fidelity Growth    &     Income Portfolio's, and Fidelity OTC
Portfolio's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 57.) If approved by shareholders, each fund's Amended Agreement will take effect on July 1, 2000 (or the first day of the first month following approval) and will remain in effect through July 31, 2000 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreement to change the fees FMR pays to FMR Far East for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FMR Far East., with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and
Management of FMR U.K., FMR Far East, and FIJ" on page        .

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR Far East will remain in effect.

7. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR EACH
   FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR U.K., and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR U.K.'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

 Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR U.K. on a discretionary basis.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On July 15, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A corresponding modification is proposed to the amendment provisions
in    each of     Fidelity Blue Chip Growth Fund's, Fidelity Dividend
Growth Fund's, Fidelity Growth    &     Income Portfolio's, and
Fidelity OTC Portfolio's present management contracts. See "Modification of Management Contract Amendment Provisions" for Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and
Fidelity OTC Portfolio on page    , and for Fidelity Growth & Income
Portfolio on page     .

 A copy of the form of Amended Agreement, marked to indicate the
proposed amendments, is supplied as Exhibit 7 for    each     of
Fidelity Blue Chip Growth Fund, Fidelity Growth    &     Income
Portfolio, and Fidelity OTC Portfolio, and Exhibit 8 for Fidelity Dividend Growth Fund. Except for the modifications discussed above, Fidelity Blue Chip Growth Fund's, Fidelity Dividend Growth Fund's,
Fidelity Growth    &     Income Portfolio's, and Fidelity OTC
Portfolio's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements"
beginning on page        .) If approved by shareholders, each fund's
Amended Agreement will take effect on July 1, 2000 (or the first day of the first month following approval) and will remain in effect through July 31, 2000 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of
the Independent    Trustees     and (ii) the vote of either a majority
of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreement to change the fees FMR pays to FMR U.K. for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and
Management of FMR U.K., FMR Far East, and FIJ" on page        .

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

8. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR EACH OF FIDELITY BLUE CHIP GROWTH FUND, FIDELITY GROWTH &
   INCOME PORTFOLIO, AND FIDELITY OTC PORTFOLIO.

 The Board of Trustees has approved, and recommends that shareholders of Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio approve a Distribution and Service Plan (the Plan) for the fund s . A copy of the Plan for each of the respective funds is attached to this Proxy Statement as Exhibit 9.

 THE PLAN. The Plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the Securities and Exchange Commission
(SEC) under the Investment Company Act of 1940 (the 1940 Act). The Rule provides that, an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution.'' Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''

 The Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the Plan.

 The Plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation (FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by a fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of fund shares or who render shareholder services. The Plan provides that, to the extent
that the funds   '     payment of management fees to FMR might be
considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY THE
FUND   S     OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER
   THEIR     MANAGEMENT CONTRACT   S    .

    The     fund   s     may execute portfolio transactions with, and
purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.

 The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, except that
it may not be amended to authorize direct payments by the fund   s
to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent
by the fund   s     for distribution without the approval of a
majority of the outstanding shares of the fund and the Trustees. All material amendments to the Plan must be approved by a majority of the non-interested Trustees. The Plan, and any agreements related to the
Plan, may be terminated at any time by    the     vote of the majority
of the non-interested Trustees or by a vote of the majority of the
outstanding shares of the fund   s    . The Plan requires that the
Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of
shares issued by the fund   s    , and the purposes for which such
expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.

 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that
the fees paid by    the     fund   s     to FMR under the Management
Contract, are fair and reasonable, that the services provided
thereunder are necessary and appropriate for    the     fund   s
and    their     shareholders, and that the fund   s     do not
indirectly finance the distribution of    their     shares in
contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties which might arise as a result of what they and FMR believe to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of the Plan is advisable to minimize such legal uncertainties and to provide
other benefits to    the     fund   s     and    their
shareholders.

 The Trustees noted that each fund's Plan does not involve any direct
payment by the fund   s     to finance any activity primarily intended
to result in the sale of shares issued by the fund   s    , and that
any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the Plan; the merits of possible alternatives to the Plan; the interrelationship between the Plan and the activities of FMR in financing the distribution of each fund's shares; the possible benefits of the Plan to FMR and its affiliates relative to those expected to accrue to
   the     fund   s    ; and consequently the effects of the Plan on
existing shareholders.

 The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of each fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of each fund's shares. In addition, the Board of Trustees considered alternatives to the Plan, including direct payments by each fund to FDC and/or third parties and the implementation of a sales load. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under
the Plan, additional sales of    each     fund's shares may result.
The Trustees believe that this flexibility has the potential to
benefit each fund by reducing the possibility that    each     fund
would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.

 The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to each fund and its shareholders.

 CONCLUSION. For the reasons stated above, the members of the Board of Trustees concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR approval of the Plan. With respect to each fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the Plan.

   9. TO ELIMINATE FIDELITY OTC PORTFOLIO'S FUNDAMENTAL POLICIES
      CONCERNING DIVERSIFICATION AND ADOPT A NON-FUNDAMENTAL
      LIMITATION CONCERNING DIVERSIFICATION.

    The Board of Trustees has approved, and recommends that shareholders of the fund approve, the elimination of the fund's fundamental policies concerning diversification. The fund is "diversified," as defined in the Investment Company Act of 1940 ("1940 Act"). As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any issuer and so that it does not hold more than 10% of any issuer's voting securities. These policies do not apply to U.S. Government securities. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The fund's current fundamental diversification limitations are as follows:

    "The fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

    Because the above investment policies are fundamental, they cannot
be changed or eliminated without shareholder approval.     The
Trustees recommend that shareholders vote to eliminate the above limitations, changing the fund from a diversified fund to a non-diversified fund. The principal difference is that a non-diversified fund may invest over 5% of assets in a greater number of issuers.

    If shareholders approve this proposal, the Trustees intend to adopt the following non-fundamental limitation concerning diversification, which could be changed without shareholder approval:

    "In order to qualify as a `regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M."

    Under Subchapter M, with respect to 50% of its total assets, the fund generally may not purchase the securities of an issuer if, as a result, the fund would have invested more than 5% of its total assets in securities of any issuer or would hold more than 10% of any issuer's voting securities. As to the remaining 50% of total assets, the fund may not invest more than 25% of its total assets in the securities of any issuer. These policies do not apply to cash, cash items, U.S. Government securities, and securities of other investment companies. These requirements are generally applied at the end of each quarter of the fund's taxable year.

    The primary purpose of the proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. This flexibility will allow the fund, where appropriate, to match or overweight positions relative to its benchmark index, the NASDAQ Composite Index (an index of stocks traded in the OTC market), which has become increasingly concentrated in a few issuers. As of January 31, 2000, the three largest positions in the NASDAQ Composite Index each represented more than 5% of the index - Microsoft, 9.9%; Cisco Systems, 7.4%; and Intel, 6.5%. In the aggregate, these three issuers represented 23.8% of the index on that date. Because the fund's current policies do not allow over 5% positions to exceed 25% of fund assets (at time of purchase), currently the fund could not significantly over-weight these three issuers in the aggregate. The proposal will allow the fund's over-5% positions to exceed 25% of fund assets. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance; however, if FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations. FMR will use this increased flexibility to acquire larger positions in the securities of a single issuer when it believes the securities' potential return justifies the risks involved.

 The proposal would also allow the fund to hold a greater number of over 10% positions in the voting securities of an issuer. FMR does not currently expect that approval of this proposal will materially affect
the way    in which the fun    d is managed with regard to the fund
holding more than 10% of the voting securities of an issuer.

    CONCLUSION. The Trustees believe that eliminating the fund's fundamental policies concerning diversification and adopting a non-fundamental limitation concerning diversification will benefit the fund by providing more investment flexibility. The Trustees recommend that the shareholders vote FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect the changes. If the proposal is not approved, the current fundamental policies concerning diversification will not change.

   10. TO CHANGE FIDELITY OTC PORTFOLIO'S POLICY CONCERNING INDUSTRY CONCENTRATION.

    The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would modify the fund's fundamental policy concerning industry concentration. The fund's current fundamental policy concerning industry concentration provides that:

    "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

    If the proposal is approved, the fund would adopt the following fundamental policy concerning industry concentration (additional language is underlined):

    "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the technology sector."

    The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments.

    The proposed concentration policy would require the fund to invest more than 25% of its total assets in the technology sector. The representation of technology companies in the fund's benchmark index, the NASDAQ Composite Index, has increased significantly. Technology companies in the aggregate represented approximately 67% of the index as of January 31, 2000. In addition, one component of the technology sector, the prepackaged computer software industry, represents approximately 23% of the index. Under its current fundamental industry concentration policy, the fund is not able to match or overweight specific industries relative to its benchmark. The proposed concentration policy would provide the fund more flexibility to match or overweight technology-related investments relative to the NASDAQ Composite Index and give the fund greater flexibility to respond to changing conditions in the OTC market.

    Although the fund would invest more than 25% of its total assets in the technology sector, its investments in the components of the technology sector, such as hardware or software companies, would no longer be limited. If shareholders approve this proposal, the fund's performance is expected to depend heavily on the performance of the technology sector and to be more volatile than the performance of less concentrated funds. The technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

    CONCLUSION. The Board of Trustees has concluded that the proposal to modify the fund's fundamental concentration policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the modified concentration policy will become effective when disclosure is revised to reflect the change. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental concentration policy will not change.

   11. TO ELIMINATE FUNDAMENTAL INVESTMENT POLICIES OF FIDELITY OTC
       PORTFOLIO.

    The Board of Trustees has approved, and recommends that shareholders of the fund approve, the elimination of certain fundamental investment policies of the fund related to investing in the over-the-counter securities market. The fund's fundamental investment objective and a fundamental investment policy currently read as follows:

    "OTC Portfolio seeks capital appreciation by investing primarily in securities traded on the over-the-counter securities market. OTC securities mean securities principally traded on the over-the-counter market which may be listed for trading on the New York or American Stock Exchange, or a foreign exchange, and may include American Depositary Receipts and securities eligible for unlisted trading privileges on such exchanges."

    If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the fundamental investment policies would be eliminated as follows (deleted language is [bracketed]):

    "OTC Portfolio seeks capital appreciation [by investing primarily in securities traded on the over-the-counter securities market. OTC securities mean securities principally traded on the over-the-counter market which may be listed for trading on the New York or American Stock Exchange, or a foreign exchange, and may include American Depositary Receipts and securities eligible for unlisted trading privileges on such exchanges]."

    Because the foregoing investment policies are fundamental, they cannot be changed or eliminated without shareholder approval. If shareholders approve this proposal, the Trustees intend to adopt the following non-fundamental investment policy that defines OTC securities:

    "OTC securities mean securities principally traded on the over-the-counter market which may be listed for trading on the New York or American Stock Exchange, or a foreign exchange, and may include American Depositary Receipts and securities eligible for unlisted trading privileges on such exchanges."

        DISCUSSION OF PROPOSED MODIFICATIONS.    Eliminating the
foregoing fundamental policies will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. In addition, eliminating these fundamental policies will provide the Board of Trustees with flexibility to change the investment focus of the fund and/or allow the fund to make timely changes to the definition of OTC securities as the over-the-counter securities market changes and develops, particularly in light of the recent trend toward electronic communications networks. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy of investing at least 65% of its total assets in securities principally traded on the over-the-counter (OTC) market and will adopt the non-fundamental definition of OTC securities as stated above. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. Eliminating the fundamental investment policies is not expected to materially affect the way the fund is managed. Rather, approval of the proposal will provide the fund with the flexibility to respond to developments in the over-the-counter market. If the proposal is approved, FMR will continue to monitor the over-the-counter securities market and will present to the Board any recommendation to change the fund's investment focus or the definition of OTC securities that is in the interest of the fund and its shareholders.

        CONCLUSION.    The Board of Trustees has concluded that
eliminating the fundamental investment policies and adopting a the definition of OTC securities as a non-fundamental policy is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policies discussed above will not change.

1   2. TO     ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY
       OTC PORTFOLIO   .

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the elimination of the fund's fundamental investment policy regarding dividend income. The fund's fundamental investment policy regarding dividend income reads as follows:

    "No emphasis is placed on dividend income except when FMR believes this income will have a favorable influence on the market value of a security."

 If the proposal is approved, the fund's fundamental investment policy regarding dividend income would be eliminated. Because the foregoing policy is fundamental, it cannot be changed or eliminated without shareholder approval.

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental policy regarding dividend income will allow the fund to more clearly communicate its investment strategy in a manner consistent with other Fidelity funds with similar investment disciplines. Fundamental policies can be changed or eliminated only with shareholder approval. Eliminating the fundamental investment policy is not expected to materially affect the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that eliminating the fund's fundamental investment policy regarding dividend income is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when disclosure is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy regarding dividend income will not change.

13. T   O ADOPT A STANDARD INVESTMENT POLICY FOR FIDELITY OTC
    PORTFOLIO CONCERNING TEMPORARY INVESTMENTS    .

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the elimination of the fund's fundamental investment policy regarding temporary investments for defensive purposes. The fund's fundamental investment policy regarding temporary investments for defensive purposes reads as follows:

    "The fund may also make substantial temporary investments in debt obligations for defensive purposes when FMR believes market conditions warrant."

 Because the foregoing investment policy is fundamental, it cannot be changed or eliminated without shareholder approval.

 If shareholders approve this proposal, the Trustees intend to adopt the following non-fundamental temporary, defensive investment policy that is standard for Fidelity equity funds:

    "The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes."

 DISCUSSION OF PROPOSED MODIFICATIONS. Eliminating the fund's fundamental policy regarding temporary investments for defensive purposes and adopting a non-fundamental temporary, defensive investment policy that is standard for Fidelity equity funds will
allow FMR to    more clearly communicate its investment strategy
consistent with other Fidelity funds (with similar investment
disciplines).     Fundamental policies can be changed or eliminated
only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental temporary, defensive investment policy, while not requiring shareholder approval, would require approval of the Board. Eliminating the fundamental investment policy is not expected to materially affect the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that eliminating the fund's fundamental investment policy regarding temporary investments for defensive purposes and adopting a non-fundamental temporary, defensive investment policy that is standard for Fidelity equity funds is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect them. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy regarding temporary investments for defensive purposes will not change.

14. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
    DIVERSIFICATION FOR EACH OF FIDELITY BLUE CHIP GROWTH FUND,
    FIDELITY DIVIDEND GROWTH FUND, AND FIDELITY GROWTH & INCOME
    PORTFOLIO    TO EXCLUDE "SECURITIES OF OTHER INVESTMENT COMPANIES"
    FROM THE LIMITATION    .

 Each current fundamental investment limitation concerning diversification states:

    "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;"

 The Trustees recommend that shareholders of each fund vote to replace
   each fund's     fundamental investment limitation with the
following amended fundamental investment limitation governing diversification (additional language is underlined):

    "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 The primary purpose of the proposal is to exclude securities of other investment companies from each fund's fundamental diversification limitation. Subject to the restrictions in the Investment Company Act of 1940 and each fund's other investment policies and limitations, each fund would be able to invest without limit in securities of other investment companies. The 1940 Act permits a fund to invest all of its assets in other affiliated investment companies subject to limits on
the aggregate fees charged and a small portion of its assets i   n
affiliated or unaffiliated funds    . In addition, FMR has received
exemptive orders from the Securities and Exchange Commission permitting a fund to invest less than all of its assets in affiliated
investment companies subject to    limits     on the aggregate fees
charged.

    Currently, under an exemptive order from the SEC, FMR may invest in money market or short-term bond funds managed by FMR or an affiliate subject to the following restrictions: 1) up to 25% of a fund's assets for cash management purposes, and 2) without limit its cash collateral from securities lending. Each fund currently invests in such a money market fund for cash management purposes and to invest its cash collateral from securities lending.

    If the proposal is approved, each fund could invest more significantly in other investment companies without being subject to its diversification restrictions. For example, each fund could invest more cash collateral (greater than 25% of its assets) from securities lending in a money market fund managed by FMR or an affiliate. In addition, each fund could invest more than 25% of its assets in another investment company rather than invest directly in securities if such investment company followed the same investment strategy as the fund for that portion of its assets. The Trustees would permit this type of structure if they determined that such an investment strategy was in the best interests of each fund and its shareholders. At present, the Trustees have not considered any specific proposal to invest in such a manner.

 If this proposal is approved, the amended fundamental diversification limitations cannot be changed without the approval of the shareholders.

 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that
fund's current fundamental diversification limitation will    not
change.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page .

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; Peter S. Lynch, Vice Chairman; and Abigail P. Johnson, Senior Vice President.
With the exception of    Ms    . Johnson, each of the Directors is
also a Trustee of the trust. Messrs. Johnson 3d, Ms. Johnson, Pozen,
John H. Costello, Matthew N. Karstetter,    Maria F. Dwy    er, Eric
D. Roiter, R   obert A. Dwigh    t, Richard A. Spillane Jr., John
McDowell, Charles A. Mangum, Steven Kaye,    and     Robert Bertelson,
are currently officers of the trust and officers or employees of FMR
or FMR Corp.    A    ll of these persons hold or have options to
acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail
P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period July 31, 1999 through    February 29, 2000    , no
transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FMR U.K.   ,     FMR FAR EAST, AND FIJ

 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may grant FMR U.K. and FMR Far East investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund. FIJ is a wholly-owned subsidiary of Fidelity International Limited, organized in Japan in 1986 to provide research and investment recommendations with respect to companies primarily based in Japan and other parts of Asia.

 Funds with investment objectives similar to Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 10 beginning on page .

 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc.
(FIMM);    Chairman and Representative Director of FIJ;     Chairman,
Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

 The Directors of FIJ are Billy Wilder, President, Simon Haslam, Edward C. Johnson 3d, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. With the exception of Mr. Edward C. Johnson 3d, the principal business address of each of the Directors is Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan. The principal business address of Mr. Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACTS

 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposals 4 and 5.

 In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by each fund for fiscal 1999 amounted to the following.

Fund Name                         Fees Paid to FSC

Fidelity Blue Chip Growth Fund    $ 46,050,000

Fidelity Dividend Growth Fund     $ 22,296,000

Fidelity Growth & Income          $ 88,654,000
Portfolio

Fidelity OTC Portfolio            $ 13,122,000

    Each f    und also has a distribution agreement with FDC, a
Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for
shares of the fund   s    , which are continuously offered at net
asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

    FDC received no payments from Dividend Growth Fund pursuant to a Distribution and Service Plan under Rule 12b-1. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.

    FMR is each fund's manager pursuant to management contracts dated August 1, 1994, which were approved by shareholders on July 13, 1994. The management contracts were submitted to shareholders in connection with proposals to provide for lower fees when FMR's assets under management exceed certain levels.

 For the services of FMR under the management contract, Fidelity
Growth & Income Portfolio pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

 For the services of FMR under the management contract, each of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a
comparison of each fund's performance to that of the S   tandard &
Poor's     500 Index    (S&P 500)     for Fidelity Blue Chip Growth
Fund and Fidelity Dividend Growth Fund, and the NASDAQ Composite Index for Fidelity OTC Portfolio.

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $780 billion of group net assets - the approximate level for July 1999 - was 0.2811%, which is the weighted average of the respective fee rates for each level of group net assets up to $780 billion.

 On August 1, 199   9    , January 1, 1996   ,     and August 1,
199   4    , FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE                                EFFECTIVE ANNUAL FEE RATES

Average Group Assets                  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

0                     -   $3 billion  .5200%            $ 1 billion      .5200%

3                     -   6           .4900              50              .3823

6                     -   9           .4600              100             .3512

9                     -   12          .4300              150             .3371

12                    -   15          .4000              200             .3284

15                    -   18          .3850              250             .3219

18                    -   21          .3700              300             .3163

21                    -   24          .3600              350             .3113

24                    -   30          .3500              400             .3067

30                    -   36          .3450              450             .3024

36                    -   42          .3400              500             .2982

42                    -   48          .3350              550             .2942

48                    -   66          .3250              600             .2904

66                    -   84          .3200              650             .2870

84                    -   102         .3150              700             .2838

102                   -   138         .3100              750             .2809

138                   -   174         .3050              800             .2782

174                   -   210         .3000              850             .2756

210                   -   246         .2950              900             .2732

246                   -   282         .2900              950             .2710

282                   -   318         .2850              1,000           .2689

318                   -   354         .2800              1,050           .2669

354                   -   390         .2750              1,100           .2649

390                   -   426         .2700              1,150           .2631

426                   -   462         .2650              1,200           .2614

462                   -   498         .2600              1,250           .2597

498                   -   534         .2550              1,300           .2581

534                   -   587         .2500              1,350           .2566

587                   -   646         .2463             1,400            .2551

646                   -   711         .2426

711                   -   782         .2389

782                   -   860         .2352

860                   -   946         .2315

946                   -   1,041       .2278

1,041                 -   1,145       .2241

1,145                 -   1,260       .2204

Over                      1,260       .2167


 The individual fund fee rate is 0.30% for each of Fidelity Blue Chip Growth Fund and Fidelity Dividend Growth Fund, 0.20% for Fidelity
Growt   h &     Income Portfolio, and 0.35% for Fidelity OTC
Portfolio. Based on the average group net assets of the funds advised
by FMR for July 1999, each fund's annual management fee    rate     or
basic fee rate   , as applicable,     would be calculated as follows:

Fidelity Blue Chip Growth Fund

Group Fee Rate                      Individual Fund Fee Rate      Basic Fee Rate

0.2811%                         +   0.30%                     =   0.5811%

Fidelity Dividend Growth Fund

Group Fee Rate                      Individual Fund Fee Rate      Basic Fee Rate

0.2811%                         +   0.30%                     =   0.5811%

Fidelity Growth & Income
Portfolio

Group Fee Rate                      Individual Fund Fee Rate      Management Fee Rate

0.2811%                         +   0.20%                     =   0.4811%

Fidelity OTC Portfolio

Group Fee Rate                      Individual Fund Fee Rate      Basic Fee Rate

0.2811%                         +   0.35%                     =   0.6311%


 One-twelfth of this annual management fee rate or basic fee rate, as applicable, is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for    each of
    Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund,and Fidelity OTC Portfolio is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 for Fidelity Blue Chip Growth Fund and Fidelity
Dividend Growth Fund    (the Index)    , and the NASDAQ Composite
Index for Fidelity OTC Portfolio    (the Index)    , over the same
period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. This performance comparison is made at the end of each month. One twelfth
(1/12) of    the annual performance adjustment     rate is then
applied to each fund's average net assets    determined as of the
close of business on each business day throughout the month and the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

 Each fund's performance is calculated based on change in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.

 Because the adjustment to the basic fee is based on Fidelity Blue Chip Growth Fund's, Fidelity Dividend Growth Fund's, and Fidelity OTC Portfolio's performance compared to the investment record of each
fund's Index   , as applicable    , the controlling factor is not
whether Fidelity Blue Chip Growth Fund's, Fidelity Dividend Growth Fund's, and Fidelity OTC Portfolio's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

 During fiscal 1999, FMR received $226,584,000 for its services as
investment adviser to Fidelity Growt   h &     Income Portfolio. This
fee was equivalent to 0.4855% of the average net assets of the fund.

 During fiscal 1999, FMR received $94,912,000, $69,736,000 and
$27,799,000, for its services as investment adviser to Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio, respectively. These fees, which include both the basic fee and the performance adjustment, were equivalent to 0.4723%, 0.6448%, and 0.4985%, of the average net assets of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio,
respectively. For    fiscal     1999, the upward performance
adjustment amounted to $6,465,000, for Fidelity Dividend Growth Fund.
For    fiscal     1999, the downward performance adjustments amounted
to $22,693,000 and $7,619,000 for Fidelity Blue Chip Growth Fund and Fidelity OTC Portfolio, respectively.

 FMR may, from time to time,    voluntarily     agree to reimburse all
or a portion of each fund's total operating expenses (exclusive of
interest, taxes,    certain securities lending costs,     brokerage
commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses
fall below the limit prior to the end of the fiscal year.    These
arrangements can be discontinued by FMR at any time.

SUB-ADVISORY AGREEMENTS

 On behalf of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio, FMR has entered into sub-advisory agreements with FMR U.K., and FMR Far East. FMR Far East, in turn, has entered into an agreement with FIJ. Pursuant to the sub-advisory agreements with FMR U.K. and FMR Far East, FMR may receive investment advice and research services outside
the United States from    the Sub-Advisors     FMR U.K. and FMR Far
East, respectively.        FMR may also grant the FMR U.K. and FMR Far
East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Fidelity Blue Chip Growth Fund's, Fidelity Growth & Income Portfolio's, and Fidelity OTC Portfolio's sub-advisory agreements, dated August 1, 1994, were approved by shareholders on July 13, 1994. The sub-advisory agreements were submitted to shareholders in connection with proposals to approve sub-advisory agreements with FMR U.K. and FMR Far East. FMR Far East's agreement with FIJ is dated January 1, 2000.

 Prior to its commencement of operations on April 27, 1993, Fidelity Dividend Growth Fund's sub-advisory agreements, dated April 15, 1993, were approved by the Board of Trustees on April 22, 1993 by Written Consent of Sole Shareholder Approval in Lieu of Special Meeting.

 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ, which was organized in 1986, is a wholly owned subsidiary of Fidelity International Limited. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

 For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.

 For providing investment advice and research services, on behalf of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund,
Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio, the fees paid to the sub-advisers for the fiscal year ended July 31, 1999 were as follows:

                                FMR U.K.     FMR Far East

Fidelity Blue Chip Growth Fund  $ 292,771    $ 187,785

Fidelity Dividend Growth Fund   $ 253,493    $ 173,703

Fidelity Growth & Income        $ 1,149,142  $ 781,414
Portfolio

Fidelity OTC Portfolio          $ 143,267    $ 92,139

 For providing discretionary investment management and executing portfolio transactions on behalf of each fund, no fees were paid by FMR to FMR U.K. or FMR Far East for the fiscal year ended July 31, 1999.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

 The brokerage commissions paid to NFSC by each fund for the fiscal year ended July 31, 1999 are listed in the following table:

                                Brokerage Commissions Paid to  % of Aggregate Commissions
                                NFSC                           Paid to NFSC

Fidelity Blue Chip Growth Fund  $ 1,237,000                     10%

Fidelity Dividend Growth Fund   $ 2,102,000                     11.9%

Fidelity Growth & Income        $ 2,136,000                     8.9%
Portfolio

Fidelity OTC Portfolio          $ 173,000                       5.6%


SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
AMENDED AND RESTATED DECLARATION OF TRUST
 AMENDED AND RESTATED DECLARATION OF TRUST, made [July 14, 1994]
((______)), ((2000)) by each of the Trustees whose signature is affixed hereto (the "Trustees").

 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of
Trust)) to incorporate amendments duly adopted; [and]

 WHEREAS, this Trust was initially made on October 1, 1984 by Edward
C. Johnson 3d, Caleb Loring, Jr., and Frank Nesvet in order to establish a trust [fund] for the investment and reinvestment of funds contributed thereto; ((and))

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust [fund] hereunder shall be held and managed in [T]((t))rust under this Amended and Restated Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

 SECTION 1. This Trust shall be known as "Fidelity Securities
Fund((.))"[.]

DEFINITIONS

 SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:

  (a) The [T]((t))erms "Affiliated Person((,))"[,] "Assignment((,))"[,] "Commission((,))"[,] "Interested Person((,))"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, [as amended from time to time;] ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;))

  (((b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;))

  (((c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;))

  (((d) "Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended or restated, from time to time;))

  (((e) ))"Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in
Article X, Section 3;

  (((f))) "Shareholder" means a record owner of Shares of the Trust;

  (((g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;))

  (h) (("Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III))[.]((;))

  (((i))) "Trust" refers to Fidelity Securities Fund and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

  (((j))) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

  (((k) ))[The]"1940 Act" refers to the Investment Company Act of
1940, as amended from time to time.

ARTICLE II
PURPOSE OF TRUST

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited((.)) [and] [e]((E))ach Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the Shareholders ((of any Series or Class)) of the Trust (((a))) to create and establish (and to change in any manner) Shares ((or any Series or Classes thereof)) with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine[,]((; (b))) to divide or combine the Shares ((or any Series or Classes thereof)) into a greater or lesser number[,]((; (c))) to classify or reclassify any issued Shares into one or more Series ((or Classes of)) Shares[,]((; (d))) to abolish any one or more Series ((or Classes ))of Shares[,]((; and (e))) and to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

 SECTION 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class, including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.)) At any time that there are no Shares outstanding of any particular Series ((or Class previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.

OWNERSHIP OF SHARES

 SECTION 3. The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((as kept by the Trust or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

 SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash((,)) [or] securities((, or other property)) in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge ((or other fee)) upon investments in the Trust(( or Series or any Classes thereof,)) and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

 SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange((,)) or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition((,)) any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class,)) shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes[,] and shall be referred to as assets belonging to that Series(( or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((or of its agent or agents)) and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series. [The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.]

 ((The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem far and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

 SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

((STATUS OF SHARES AND)) LIMITATION OF PERSONAL LIABILITY

 SECTION 7. ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust [and its assets] ((or to one or more Series and its or their assets)) (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee))).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

 SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION:] INITIAL TRUSTEES: ELECTION

 SECTION 2. ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]

TERM OF OFFICE OF TRUSTEES

 SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any Special Meeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

 SECTION 4. In case of the declination, death, resignation, retirement, ((or)) removal, [incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number ((of the Trustees)), or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of] 1940 ((Act)). Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))

TEMPORARY ABSENCE OF TRUSTEE

 SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee [is absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or] is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity((,)) shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

 SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust ((or Series)).

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

 SECTION 1. The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. [The] ((Except as otherwise provided herein or in the 1940 Act, the)) Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:

  (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

  (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

  (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

  (d) To employ ((one or more banks, trust companies, companies that are members of a national securities exchange, or other entities as permitted by the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder)), [a bank or trust company] as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

  (e) To retain a transfer agent and Shareholder servicing agent, or both.

  (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

  (g) To set record dates in the manner hereinafter provided for.

  (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent, custodian or underwriter.] ((investment adviser, manager, custodian, underwriter or other agent or independent contractor.))

  (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

  (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

  (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

  (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].

  (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III(( and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.))

  (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate,)) [,] provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.

  (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

  (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

  (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

  (r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to applicable [limitations]
((requirements)) of the 1940 Act.

  (s) To establish, from time to time, a minimum total investment for Shareholders and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

  (((t) To operate as and to carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

  (((u) To interpret the investment policies, practices or limitations of any Series.))

  (((v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation, or acquisition of shares any funds or property of the Trust, or the particular Series of the Trust, with respect to such Shares are issued.))

  [(t)] (((w) ))Notwithstanding any other provision hereof, to invest all ((or a portion)) of the assets of any [s]((S))eries in ((one or more)) [single] open-end investment ((companies,)) including investment by means of transfer of such assets in exchange for an interest or interests in such investment company(( or companies or by any other method approved by the Trustees)).

  (((x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose of the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.))

 ((The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any.))

ACTION BY THE TRUSTEES

 SECTION 3. [The] ((Except as otherwise provided herein or in the 1940 Act, the)) Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] ((at which)) the Trustees ((are present in person)). At any meeting the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone ((telefax, telegram, or other electro-mechanical means)) [or telegram] sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

CHAIRMAN OF THE TRUSTEES

 SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,] expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional Information, expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses, reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL, UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

 SECTION 1. Subject to [a Majority Shareholder Vote,] ((applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) the Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

 SECTION 2. The Trustees may in their discretion from time to time enter into [(a)] ((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any[;]((,)) [and such] ((Such)) contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 SECTION 3. The Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into [a] ((one or more)) transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The contract] ((Such contracts)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

 SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

 SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission ())[(including any amendments thereof] or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof [, and no amendment to any contract, entered into pursuant to
Section 1 shall be effective unless assented to by a Majority
Shareholder Vote].

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 SECTION 1. The Shareholders shall have power to vote [(i)] (((a))) for the election of Trustees as provided in Article IV, Section 2[,
(ii)]((; (b))) for the removal of Trustees as provided in Article IV,
Section 3(d)[, (iii)]((; (c))) with respect to any investment advisory or management contract as provided in Article VII, [Section 1, (iv)] ((Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e))) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7[, (v)]((; (f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)] (((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]((s))tate, as the Trustees may consider desirable.

 On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except in the following sentence and except [(i)] (((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)] (((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes or Series, in which case, any such matter shall be voted on by such Class or Classes.))

 A Shareholder of each [s]((S))eries ((or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per Share) ((of such Series or Class thereof)) [per share of such series,] on any matter on which such [s]((S))hareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of ((the)) Trust((, if any)) to be taken by Shareholders.

MEETINGS

 SECTION 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act[, as the same may be amended from time to time,] ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

 SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series[,] ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series[,] ((or Class,)) then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

 SECTION 1. The Trustees shall at all times employ a bank((, a)) [or trust] company ((that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, ))having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other amount [or entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust[:]((, if any.))

 (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

 (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

 (3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

 (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

 (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions hereof; ((all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.))

 [all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority
Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank [or trust company organized under the laws of the United States or one of the states thereof and having capital and surplus]((, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits)) of at least two million dollars ($2,000,000) or such other [person] ((amount)) as [may] ((shall)) be [permitted] ((allowed)) by the Commission[,] or [otherwise in accordance with] ((by)) the 1940 Act [as from time to time amended].

CENTRAL [CERTIFICATE] ((DEPOSITORY)) SYSTEM

 SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act((,)) [as from time to time amended,] pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, sub-custodians or other authorized agents)).

ARTICLE X
DISTRIBUTIONS, [AND] REDEMPTIONS ((AND DETERMINATION OF NET ASSET
VALUE))

DISTRIBUTIONS

 SECTION 1.

  (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

  (b) The Trustees shall have ((the)) power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series((, or Classes thereof)) at the election of each Shareholder of that Series.

 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

  (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a dividend of stock or other property)) pro rata among the Shareholders of a particular Series((, or Class thereof)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section 3 [hereof a "stock dividend"].

REDEMPTIONS

 SECTION 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash ((or property)) from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series((,)) or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

 SECTION 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series ((or Class))[,] exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value [par] ((per)) Share last determined to be determined again in ((a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

 SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such class.))

((REDEMPTION OF SHARES))

 SECTION 5. ((The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto),
(ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.))

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

((LIMITATION OF LIABILITY))

 SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION(( OF COVERED PERSONS))

SECTION 2.

  (a) Subject to the exceptions and limitations contained in Section
(b) below:

   (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

   (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expense((s))" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

  (b) No indemnification shall be provided hereunder to a Covered
Person:

   (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

   (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

    (A) by the court or other body approving the settlement;

    (B) by at least a majority of those Trustees who are neither
[interested persons] ((Interested Persons)) of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

    (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

  (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)] (((i) such Covered Person shall have provided appropriate security for such undertaking[, (b)]((; (ii))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)] (((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

((INDEMNIFICATION OF ))SHAREHOLDERS

 SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

TRUST NOT A PARTNERSHIP((, ETC.))

 SECTION 1. It is hereby expressly declared that a trust ((is created hereby)) and not a partnership((, joint stock association corporation, bailment or any form of a legal relationship other than a trust)) [is created hereby]. No Trustee hereunder shall have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

[TRUSTEE'S] ((TRUSTEES')) GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR
SURETY

 SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice ((of)) counsel or other experts with respect to the meaning and operation this Declaration of Trust, and subject to the provisions of
Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

((DURATION: ))TERMINATION OF TRUST((, A SERIES OR CLASS; MERGERS,
ETC.))

 [Section 4.]

  [(a) This] ((SECTION 4.1. DURATION. The ))Trust shall continue without limitation of time((,)) but subject to the provisions [of sub-section (b)] of this [Section 4] ((Article XII)).

 ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS.))

  (((a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:))

   (((i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or))

   (((ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.))

 ((The Trustees shall provide written notice to the affected
Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))

   (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))

   (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under the Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

   (((iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))

  (((b) after termination of the Trust, or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of the The Commonwealth of Massachusetts, if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall therupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.))

 ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder-in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.))

 ((SECTION 4.4   .     INCORPORATION; REORGANIZATION. Subject to
applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder-in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.))

  [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

   [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

   [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

 [Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

  [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

FILING OF COPIES, REFERENCES, AND HEADINGS

 SECTION 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of ((t))[T]rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 SECTION 6. The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, ((and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.))

AMENDMENTS

 SECTION 7. [If authorized by votes of] ((Except as specifically provided herein,)) the Trustees ((may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of
Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees shall determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))[ and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in
Section 5 of this Article XII.]

FISCAL YEAR

 SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, ((if any,)) provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity". FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations((,)) or businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

 ((SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.))

  (((b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))

 IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SECURITIES FUND:
{NAME OF EACH PORTFOLIO OMITTED}
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [MODIFICATION] ((AMENDMENT made this [1st] ((___)) day of [August 1994] ((______)), by and between Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing
Management Contract ((date   d    ))    [modified] [December 1, 1988,]
    ((   August 1, 1994    ))    to a modification of said Contract in
the manner set forth below. The [Modified]     ((   Amende    d))
Management Contract((,)) shall when executed by duly authorized officers of the Fund and the Adviser, take effect on ((________)). [on the later of August 1, 1994((_________)), or the first day of the
month following approval.   ]

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio
experienced better or worse performance than the {   Standard & Poor's
    500 C   omposite Stock Price Index     (Fidelity Blue Chip Growth
Fund); NASDAQ Composite Index (Fidelity OTC Portfolio)} (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

  (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

   (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

GROUP FEE RATE SCHEDULE

Average Group Assets         Annualized Rate

 0 - $3 billion               .5200%

 3 - 6                        .4900

 6 - 9                        .4600

 9 - 12                       .4300

 12 - 15                      .4000

 15 - 18                      .3850

 18 - 21                      .3700

 21 - 24                      .3600

 24 - 30                      .3500

 30 - 36                      .3450

 36 - 42                      .3400

 42 - 48                      .3350

 48 - 66                      .3250

 66 - 84                      .3200

 84 - 102                     .3150

 102 - 138                    .3100

 138 - 174                    .3050

 ((174 - 210))                ((.3000))

 ((210 - 246))                ((.2950))

 ((246 - 282))                ((.2900))

 ((282 - 318))                ((.2850))

 ((318 - 354))                ((.2800))

 ((354 - 390))                ((.2750))

 ((390 - 426))                ((.2700))

 ((426 - 462))                ((.2650))

 ((462 - 498))                ((.2600))

 ((498 - 534))                ((.2550))

 ((534 - 587))                ((.2500))

 ((587 - 646))                ((.2463))

 ((646 - 711))                ((.2426))

 ((711 - 782))                ((.2389))

 ((782 - 860))                ((.2352))

 ((860 - 946))                ((.2315))

 ((946 - 1,041))              ((.2278))

 ((1,041 - 1,145))            ((.2241))

 ((1,145 - 1,260))            ((.2204))

 ((Over   1,260))             ((.2167))

 [174 - 228]                  [.3000%]

 [228 - 282]                  [.2950%]

 [282 - 336]                  [.2900%]

 [Over   336]                 [.2850%]

   (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall
be {0   .30% (Fidelity Blue Chip Growth Fund); 0.35% (Fidelity OTC
Portfolio).}

  (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

  (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest [percentage point] ((.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

 {   FOR FIDELITY BLUE CHIP GROWTH FUND} The performance period will commence with the first day [of the first full day] of the first full
month following the     ((   Portfolio's commencement of
operations    ))    [effective date of     the Portfolio's
registration statement]. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

 {   FOR FIDELITY OTC PORTFOLIO} The performance period will commence with the first [full] day of the first full month following the
    ((   Portfolio's commencement of operations    ))    [with the
effective date of this Contract]. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect starting with the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period
will consist of the current month plus the previous 35 m    onths.

 The Portfolio's investment performance will be measured by comparing
(i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

  (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

  (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, ((2000)) [1995] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission"), or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SECURITIES FUND:
FIDELITY DIVIDEND GROWTH FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [MODIFICATION made] ((AMENDMENT made)) this [1st] ((___)) day of [August 1994,] ((______,)) by and between Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Dividend Growth Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing
Management Contract dated    [April 15, 1993]     ((August 1, 1994))
to a modification of said Contract in the manner set forth below.
The    [Modified] ((Ame    nded)) Management Contract shall((,)) when
executed by duly authorized officers of the Fund and the Adviser, take effect on ((_________)). [the later of August 1, 1994 or the first day of the month following approval.]

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. [to the Basic Fee based upon the investment performance of the Portfolio in relation to the Standard & Poor's 500 Stock Price Index (the "the Index").] ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than
the    Standard & Poor's     500    Stock Price Index     (the
"Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.)) The Basic fee and the Performance Adjustment will be computed as follows:

 (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

GROUP FEE RATE SCHEDULE

Average Group Assets    Annualized Rate

 0 - $3 billion          .5200%

 3 - 6                   .4900

 6 - 9                   .4600

 9 - 12                  .4300

 12 - 15                 .4000

 15 - 18                 .3850

 18 - 21                 .3700

 21 - 24                 .3600

 24 - 30                 .3500

 30 - 36                 .3450

 36 - 42                 .3400

 42 - 48                 .3350

 48 - 66                 .3250

 66 - 84                 .3200

 84 - 102                .3150

 102 - 138               .3100

 138 - 174               .3050

 ((174 - 210))           ((.3000))

 ((210 - 246))           ((.2950))

 ((246 - 282))           ((.2900))

 ((282 - 318))           ((.2850))

 ((318 - 354))           ((.2800))

 ((354 - 390))           ((.2750))

 ((390 - 426))           ((.2700))

 ((426 - 462))           ((.2650))

 ((462 - 498))           ((.2600))

 ((498 - 534))           ((.2550))

 ((534 - 587))           ((.2500))

 ((587 - 646))           ((.2463))

 ((646 - 711))           ((.2426))

 ((711 - 782))           ((.2389))

 ((782 - 860))           ((.2352))

 ((860 - 946))           ((.2315))

 ((946 - 1,041))         ((.2278))

 ((1,041 - 1,145))       ((.2241))

 ((1,145 - 1,260))       ((.2204))

 ((over - 1,260))        ((.2167))

 [174 - 228]             [.3000%]

 [228 - 282]             [.2950%]

 [282 - 336]             [.2900%]

 [Over   336]            [.2850%]

   (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

  (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee. [This Basic Fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]

  (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest ((.01%)) [percentage point] that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

 The performance period will commence the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

 The Portfolio's investment performance will be measured by comparing
(i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

  (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

  (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July
31, ((2000,))    [1995] and in    definitely thereafter, but only so
long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent, [such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 ((The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.))

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SECURITIES FUND:
FIDELITY GROWTH & INCOME PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [MODIFICATION made] ((Amendment made)) this [1st] ((___)) day of [August 1994, ((________,)) by and between Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Growth & Income Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") (((as set forth in its entirety below.))

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract ((dated August 1, 1994)) [modified December 1, 1988], to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall((,)) when executed by duly authorized officers of the Fund and the Adviser, take effect on ((_________)).[the later of August 1, 1994 or the first day of the month following approval.]

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [Fund's] ((fund's)) Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

GROUP FEE RATE SCHEDULE

Average Group Assets  Annualized Rate

 0 - $3 billion        .5200%

 3 - 6                 .4900

 6 - 9                 .4600

 9 - 12                .4300

 12 - 15               .4000

 15 - 18               .3850

 18 - 21               .3700

 21 - 24               .3600

 24 - 30               .3500

 30 - 36               .3450

 36 - 42               .3400

 42 - 48               .3350

 48 - 66               .3250

 66 - 84               .3200

 84 - 102              .3150

 102 - 138             .3100

 138 - 174             .3050

 ((174 - 210))         ((.3000))

 ((210 - 246))         ((.2950))

 ((246 - 282))         ((.2900))

 ((282 - 318))         ((.2850))

 ((318 - 354))         ((.2800))

 ((354 - 390))         ((.2750))

 ((390 - 426))         ((.2700))

 ((426 - 462))         ((.2650))

 ((462 - 498))         ((.2600))

 ((498 - 534))         ((.2550))

 ((534 - 587))         ((.2500))

 ((587 - 646))         ((.2463))

 ((646 - 711))         ((.2426))

 ((711 - 782))         ((.2389))

 ((782 - 860))         ((.2352))

 ((860 - 946))         ((.2315))

 ((946 - 1,041))       ((.2278))

 ((1,041 - 1,145))     ((.2241))

 ((1,145 - 1,260))     ((.2204))

 ((over - 1,260))      ((.2167))

 [174 - 228]           [.3000%]

 [228 - 282]           [.2950%]

 [282 - 336]           [.2900%]

 [Over 336]            [.2850%]

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
0.20%.

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instruments)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] ((2000,)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent, [such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY SECURITIES FUND ON BEHALF OF {NAME OF EACH PORTFOLIO OMITTED}

 [AGREEMENT] ((AMENDMENT)) made this [1st]((___)) day of [August, 1994] ((________)), by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, ((2000)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission ("the Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY SECURITIES FUND ON BEHALF OF DIVIDEND GROWTH FUND

 [AGREEMENT] AMENDMENT made this [15th] ((___)) day of [April, 1993] ((_______)), by ((and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Dividend Growth Fund (hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor acts as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of
various countries,    [including securities issued in and]     ((and
securities of)) issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio
   and    ((   /or    )) to    [any]     ((   th    e)) other accounts
over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July
31,    [1994]     ((2000)) and indefinitely thereafter, but only so
long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission ("the Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 7

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY SECURITIES FUND ON BEHALF OF {NAME OF EACH PORTFOLIO OMITTED}

 [AGREEMENT] ((AMENDMENT)) made this [1st] ((___)) day of [August, 1994] , by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called "the Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, ((2000)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission ("the Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 8

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY SECURITIES FUND ON BEHALF OF FIDELITY DIVIDEND GROWTH FUND

 [AGREEMENT] ((AMENDMENT)) made this [15th] ((___)) day of [April, 1993], ((________)) by ((and between)) Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Dividend Growth Fund (hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor acts as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including securities issued in and] ((and securities of)) issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio
a   nd    ((   /or    ))    to [any]     ((   the    ))        other
accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July
31,    [1994]     ((   20    00)) and indefinitely thereafter, but
only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission ("the Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 9

FORM OF
DISTRIBUTION AND SERVICE PLAN
FIDELITY SECURITIES FUND: [FUND NAME]

 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of [Fund Name] (the "Portfolio"), a series of shares of Fidelity
Securities Fund (the "Fund").

 2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the Adviser may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.

 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.

 4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

 5. This Plan shall become effective upon the approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.

 6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 2001 and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, or to increase materially the amount spent by the Portfolio for distribution, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.

 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.

 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.

 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

   EXHIBIT 10

   FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS (A)

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)


GROWTH

Select Portfolios:

 Air Transportation(g)            2/28/99             $ 98.2               0.58%

 Automotive(g)                    2/28/99              60.6                0.59

 Biotechnology(g)                 2/28/99              574.0               0.59

 Brokerage and Investment         2/28/99              728.9               0.59
Management(g)

 Business Services and            2/28/99              55.4                0.59
Outsourcing(g)

 Chemicals(g)                     2/28/99              47.2                0.59

 Computers(g)                     2/28/99              1,008.6             0.60

 Construction and Housing(g)      2/28/99              83.1                0.59

 Consumer Industries(g)           2/28/99              77.9                0.59

 Cyclical Industries(g)           2/28/99              3.9                 0.59

 Defense and Aerospace(g)         2/28/99              53.5                0.58

 Developing Communications(g)     2/28/99              310.5               0.60

 Electronics(g)                   2/28/99              2,259.4             0.59

 Energy(g)                        2/28/99              140.5               0.59

 Energy Service(g)                2/28/99              653.1               0.59

 Environmental Services(g)        2/28/99              20.8                0.59

 Financial Services(g)            2/28/99              624.8               0.59

 Food and Agriculture(g)          2/28/99              227.4               0.59

 Gold(g)                          2/28/99              206.8               0.59

 Health Care(g)                   2/28/99              2,518.2             0.59

 Home Finance(g)                  2/28/99              1,350.2             0.58

 Industrial Equipment(g)          2/28/99              42.5                0.59

 Industrial Materials(g)          2/28/99              16.1                0.59

 Insurance(g)                     2/28/99              110.1               0.59

 Leisure(g)                       2/28/99              292.2               0.59

 Medical Delivery(g)              2/28/99              155.5               0.59

 Medical Equipment and            2/28/99              16.1                0.60(d)
Systems(e)(g)

 Multimedia(g)                    2/28/99              130.4               0.59

 Natural Gas(g)                   2/28/99              51.5                0.59

 Natural Resources(g)             2/28/99              6.5                 0.59

 Paper and Forest Products (g)    2/28/99              15.0                0.59

 Precious Metals and Minerals     2/28/99              150.1               0.59
(g)

 Regional Banks(g)                2/28/99              1,247.4             0.59

 Retailing(g)                     2/28/99              282.2               0.59

 Software and Computer            2/28/99              572.6               0.59
Services(g)

 Technology(g)                    2/28/99              758.6               0.60

 Telecommunications(g)            2/28/99              783.1               0.59

 Transportation(g)                2/28/99              24.4                0.58

 Utilities Growth(g)              2/28/99              408.1               0.59

Magellan(g)                       3/31/99              75,792.2            0.43

Large Cap Stock(g)                4/30/99              286.2               0.54

Mid Cap Stock(g)                  4/30/99              1,687.0             0.50

Small Cap Stock(g)                4/30/99              557.9               0.73

Contrafund II(g)                  6/30/99              566.7               0.59

Fidelity Fifty(g)                 6/30/99              180.5               0.46

Advisor Focus Funds:

 Consumer Industries:(g)

  Class A                         7/31/99             $ 2.7                0.58%

  Class T                         7/31/99              17.5                0.58

  Class B                         7/31/99              7.5                 0.58

  Class C                         7/31/99              1.9                 0.58

  Institutional Class             7/31/99              5.0                 0.58

 Cyclical Industries:(g)

  Class A                         7/31/99              0.6                 0.58

  Class T                         7/31/99              2.8                 0.58

  Class B                         7/31/99              1.1                 0.58

  Class C                         7/31/99              0.5                 0.58

  Institutional Class             7/31/99              1.9                 0.58

 Financial Services:(g)

  Class A                         7/31/99              23.2                0.58

  Class T                         7/31/99              111.8               0.58

  Class B                         7/31/99              76.1                0.58

  Class C                         7/31/99              25.5                0.58

  Institutional Class             7/31/99              8.0                 0.58

 Health Care:(g)

  Class A                         7/31/99              40.3                0.58

  Class T                         7/31/99              186.3               0.58

  Class B                         7/31/99              130.3               0.58

  Class C                         7/31/99              57.0                0.58

  Institutional Class             7/31/99              20.0                0.58

 Natural Resources:(g)

  Class A                         7/31/99              6.3                 0.58

  Class T                         7/31/99              274.3               0.58

  Class B                         7/31/99              40.3                0.58

  Class C                         7/31/99              4.9                 0.58

  Institutional Class             7/31/99              4.0                 0.58

 Technology:(g)

  Class A                         7/31/99              42.1                0.58

  Class T                         7/31/99              192.9               0.58

  Class B                         7/31/99              118.4               0.58

  Class C                         7/31/99              34.3                0.58

  Institutional Class             7/31/99              16.7                0.58

 Utilities Growth:(g)

  Class A                         7/31/99              6.7                 0.58

  Class T                         7/31/99              32.9                0.58

  Class B                         7/31/99              29.3                0.58

  Class C                         7/31/99              9.2                 0.58

  Institutional Class             7/31/99              4.4                 0.58

Blue Chip Growth(g)               7/31/99              20,095.3            0.47

Dividend Growth(g)                7/31/99              10,816.0            0.64

Low-Priced Stock(g)               7/31/99              8,273.4             0.82

OTC Portfolio(g)                  7/31/99              5,575.5             0.50

Export and Multinational          8/31/99              404.7               0.58
Fund(g)

Destiny I:(g)

 Class O                          9/30/99             $ 7,214.4            0.29%

 Class N(e)                       9/30/99              0.2                 0.29(d)

Destiny II:(g)

 Class O                          9/30/99              5,093.0             0.45

 Class N(e)                       9/30/99              0.5                 0.45(d)

Advisor Diversified
International:(e)(f)(x)

 Class A                          10/31/99             1.9                 0.72(d)

 Class T                          10/31/99             11.8                0.72(d)

 Class B                          10/31/99             4.0                 0.72(d)

 Class C                          10/31/99             3.4                 0.72(d)

 Institutional Class              10/31/99             1.6                 0.72(d)

Advisor Europe Capital
Appreciation:(e)(f)(x)

 Class A                          10/31/99             1.5                 0.72(d)

 Class T                          10/31/99             8.4                 0.72(d)

 Class B                          10/31/99             2.5                 0.72(d)

 Class C                          10/31/99             2.6                 0.72(d)

 Institutional Class              10/31/99             0.7                 0.72(d)

Advisor Emerging Asia:(e)(f)

 Class A                          10/31/99             82.3                1.07

 Class T                          10/31/99             0.7                 1.07(d)

 Class B                          10/31/99             0.4                 1.07(d)

 Class C                          10/31/99             0.3                 1.07(d)

 Institutional Class              10/31/99             0.1                 1.07(d)

Advisor Global Equity:(e)(f)(x)

 Class A                          10/31/99             1.4                 0.73(d)

 Class T                          10/31/99             2.2                 0.73(d)

 Class B                          10/31/99             1.5                 0.73(d)

 Class C                          10/31/99             1.7                 0.73(d)

 Institutional Class              10/31/99             1.1                 0.73(d)

Advisor International Capital
Appreciation:(e)(f)(x)

 Class A                          10/31/99             1.6                 0.73

 Class T                          10/31/99             21.1                0.73

 Class B                          10/31/99             6.0                 0.73

 Class C                          10/31/99             3.7                 0.73

 Institutional Class              10/31/99             5.9                 0.73

Advisor Japan:(e)(f)(x)

 Class A                          10/31/99             2.3                 0.72(d)

 Class T                          10/31/99             8.4                 0.72(d)

 Class B                          10/31/99             5.7                 0.72(d)

 Class C                          10/31/99             6.4                 0.72(d)

 Institutional Class              10/31/99             1.3                 0.72(d)

Advisor Latin America:(e)(f)(x)

 Class A                          10/31/99             0.6                 0.73(d)

 Class T                          10/31/99             0.8                 0.73(d)

 Class B                          10/31/99             0.7                 0.73(d)

 Class C                          10/31/99             0.6                 0.73(d)

 Institutional Class              10/31/99             0.4                 0.73(d)

Advisor Overseas:(f)

 Class A                          10/31/99            $ 16.5               0.90%

 Class T                          10/31/99             1,212.8             0.90

 Class B                          10/31/99             70.9                0.90

 Class C                          10/31/99             22.3                0.90

 Institutional Class              10/31/99             81.3                0.90

Aggressive International(f)       10/31/99             441.9               0.83

Canada(f)                         10/31/99             45.3                0.32

Capital Appreciation(g)           10/31/99             2,734.2             0.43

Disciplined Equity(g)             10/31/99             3,168.8             0.42

Diversified International (f)     10/31/99             2,607.3             0.83

Emerging Markets(f)               10/31/99             343.0               0.73

Europe(f)                         10/31/99             1,467.1             0.60

Europe Capital Appreciation(f)    10/31/99             568.9               0.66

France(f)                         10/31/99             12.8                0.00 (z)

Germany(f)                        10/31/99             24.6                0.74

Hong Kong and China(f)            10/31/99             148.8               0.73

Japan(f)                          10/31/99             450.4               0.86

Japan Small Companies(f)          10/31/99             668.5               0.72

Latin America(f)                  10/31/99             329.7               0.73

Nordic(f)                         10/31/99             104.8               0.73

Overseas(f)                       10/31/99             3,964.2             0.92

Pacific Basin(f)                  10/31/99             352.2               0.92

Small Cap Selector(g)             10/31/99             582.3               0.42

Southeast Asia(f)                 10/31/99             300.1               0.89

Stock Selector(g)                 10/31/99             1,676.3             0.38

TechnoQuant Growth(g)             10/31/99             50.6                0.33

United Kingdom(f)                 10/31/99             6.7                 0.00(z)

Value(g)                          10/31/99             5,311.3             0.32

Worldwide(f)                      10/31/99             962.4               0.73

Advisor Dividend Growth:(g)(h)

 Class A                          11/30/99             23.1                0.58

 Class T                          11/30/99             172.6               0.58

 Class B                          11/30/99             145.7               0.58

 Class C                          11/30/99             79.3                0.58

 Institutional Class              11/30/99             24.1                0.58

Advisor Equity Growth:(g)(h)

 Class A                          11/30/99             236.8               0.58

 Class T                          11/30/99             6,598.6             0.58

 Class B                          11/30/99             789.5               0.58

 Class C                          11/30/99             221.9               0.58

 Institutional Class              11/30/99             1,262.1             0.58

Advisor Growth
Opportunities:(g)(h)

 Class A                          11/30/99             526.9               0.43

 Class T                          11/30/99             25,620.7            0.43

 Class B                          11/30/99             1,976.6             0.43

 Class C                          11/30/99             537.7               0.43

 Institutional Class              11/30/99             635.8               0.43

Advisor Large Cap:(g)(h)

 Class A                          11/30/99            $ 11.8               0.58%

 Class T                          11/30/99             172.1               0.58

 Class B                          11/30/99             72.7                0.58

 Class C                          11/30/99             15.8                0.58

 Institutional Class              11/30/99             12.1                0.58

Advisor Mid Cap:(g)(h)

 Class A                          11/30/99             17.0                0.58

 Class T                          11/30/99             424.8               0.58

 Class B                          11/30/99             93.4                0.58

 Class C                          11/30/99             22.2                0.58

 Institutional Class              11/30/99             42.9                0.58

Advisor Retirement
Growth:(g)(h)(x)

 Class A                          11/30/99             1.8                0.58

 Class T                          11/30/99             10.8               0.58

 Class B                          11/30/99             6.0                0.58

 Class C                          11/30/99             3.5                0.58

 Institutional Class              11/30/99             0.5                0.58

Advisor Small Cap:(g)(h)

 Class A                          11/30/99             33.4               0.73

 Class T                          11/30/99             231.8              0.73

 Class B                          11/30/99             95.2               0.73

 Class C                          11/30/99             77.2               0.73

 Institutional Class              11/30/99             43.0               0.73

Advisor TechnoQuant Growth:
(g)(h)

 Class A                          11/30/99             3.2                0.58

 Class T                          11/30/99             15.1               0.58

 Class B                          11/30/99             12.0               0.58

 Class C                          11/30/99             0.9                0.58

 Institutional Class              11/30/99             1.1                0.58

Advisor Value Strategies:(g)(h)

 Class A                          11/30/99             5.0                0.35

 Class T                          11/30/99             420.3              0.35

 Class B                          11/30/99             94.0               0.35

 Initial Class                    11/30/99             18.7               0.35

 Institutional Class              11/30/99             5.1                0.35

Aggressive Growth(g)(h)           11/30/99             5,619.2            0.72

Growth Company(g)(h)              11/30/99             13,628.6           0.51

New Millennium(g)(h)              11/30/99             2,232.6            0.74

Retirement Growth(g)(h)           11/30/99             5,370.5            0.43

Contrafund(g)(h)                  12/31/99             41,975.2           0.45

Trend(g)(h)                        12/31/99            1,274.3            0.37

Variable Insurance Products:

 Growth(h)

  Initial Class                   12/31/99             13,569.8           0.58

  Service Class                   12/31/99             408.0              0.58

 Overseas(f)(h)

  Initial Class                   12/31/99             2,157.5            0.73

  Service Class                   12/31/99             66.8               0.73

Variable Insurance Products II:

 Contrafund(g)(h)

  Initial Class                   12/31/99            $ 7,517.9           0.58%

  Service Class                   12/31/99             356.3              0.58

Variable Insurance Products
III:

 Growth Opportunities(g)(h)

  Initial Class                   12/31/99             1,604.2            0.58

  Service Class                   12/31/99             244.4              0.58

 Mid Cap(g)(h)

  Initial Class                   12/31/99             0.7                0.57

  Service Class                   12/31/99             3.9                0.57



   (a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 1999, if fiscal year end figures are not yet available.

   (b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an (x).

   (d) Annualized

   (e) Less than a complete fiscal year

   (f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.

   (g) FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East and FIJ with respect to the fund.

   (h) Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as sub-advisor for the fund. FMR will be primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

   EXHIBIT 11
   FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS (A)

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)


GROWTH AND INCOME

Fidelity Fund(g)                  6/30/99             $ 10,633.0           0.38%

Growth & Income II(e)(g)          6/30/99              129.4               0.48(d)

Balanced(g)                       7/31/99              5,362.6             0.44

Global Balanced(f)                7/31/99              94.6                0.74

Growth & Income(g)                7/31/99              46,670.7            0.49

Puritan(h)                        7/31/99              25,230.8            0.44

Asset Manager(h)                  9/30/99              12,583.2            0.53

Asset Manager: Growth(h)          9/30/99              5,164.3             0.58

Asset Manager: Income(h)          9/30/99              915.9               0.43

International Growth &            10/31/99             898.2               0.73
Income(f)

Advisor Asset
Allocation:(e)(h)(i)(x)

 Class A                          11/30/99             1.3                 0.58(d)

 Class B                          11/30/99             4.5                 0.58(d)

 Class T                          11/30/99             5.9                 0.58(d)

 Class C                          11/30/99             2.3                 0.58(d)

 Institutional Class              11/30/99             0.8                 0.58(d)

Advisor Balanced:(h)(i)

 Class A                          11/30/99             38.5                0.43

 Class B                          11/30/99             96.1                0.43

 Class T                          11/30/99             2,955.9             0.43

 Class C                          11/30/99             38.9                0.43

 Institutional Class              11/30/99             69.6                0.43

Advisor Equity Income:(g)(i)

 Class A                          11/30/99             97.6                0.48

 Class B                          11/30/99             919.6               0.48

 Class T                          11/30/99             2,682.1             0.48

 Class C                          11/30/99             54.3                0.48

 Institutional Class              11/30/99             491.8               0.48

Advisor Growth & Income:(g)(i)

 Class A                          11/30/99             81.1                0.48

 Class B                          11/30/99             338.2               0.48

 Class T                          11/30/99             728.8               0.48

 Class C                          11/30/99             160.3               0.48

 Institutional Class              11/30/99             116.9               0.48

Convertible Securities(g)(i)      11/30/99             1,061.8             0.60

Equity-Income II(g)(i)            11/30/99             19,387.2            0.48

Variable Insurance Products I:

 Equity-Income

  Initial Class                   12/31/99             11,490.7            0.48

  Service Class                   12/31/99             336.8               0.48

Variable Insurance Products II:

 Asset Manager(h)(i)

  Initial Class                   12/31/99             4,863.8             0.53

  Service Class                   12/31/99             14.6                0.53

 Asset Manager: Growth(h)(i)

  Initial Class                   12/31/99            $ 543.3              0.58%

  Service Class                   12/31/99             6.9                 0.58

Variable Insurance Products
III:

 Balanced Portfolio(h)(i)

  Initial Class                   12/31/99             334.9               0.43

  Service Class                   12/31/99             18.4                0.43

 Growth & Income(g)(i)

  Initial Class                   12/31/99             1,286.2             0.48

  Service Class                   12/31/99             42.0                0.48

Equity-Income(g)(i)               1/31/00              23,682.8            0.48

Utilities Fund(g)(i)              1/31/00              2,555.9             0.58



   (a) All fund data are as of the fiscal year end noted in the chart or as of January 31, 2000, if fiscal year end figures are not yet available.

   (b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

   (d) Annualized.

   (e) Less than a complete fiscal year

   (f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.

   (g) FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East and FIJ, with respect to the fund.

   (h) FMR has entered into sub-advisory agreements with Fidelity
Investments Money Management, Inc., FMR U.K., FMR Far East and FIJ, with respect to the fund.

   (i) Beginning January 1, 2001, FMR Co., Inc (FMRC) will serve as sub-advisor for the fund. FMR will be primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

SEC-pxs-0400                               CUSIP #316389303/FUND #312
1.735019.101                               CUSIP #316389402/FUND #330
                                           CUSIP #316389204/FUND #27
                                           CUSIP #316389105/FUND #93

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Securities Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on June 14, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                           fund# 312, 330, 027, 093HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson, Ned C.
    Lautenbach, Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     Deloitte & Touche LLP  as
     independent accountants of
     the fund.

3.   To authorize the Trustees to   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.

4.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.


6.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

7.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

8.   To approve a Distribution and  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     Service Plan pursuant to
     Rule 12b-1 for the fund.

14.  To amend the fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     diversification to exclude
     "securities of other
     investment companies" from
     the limitation.





BCF-PXC-0400                             CUSIP # 316389303/fund# 312

Vote this proxy card TODAY! Your prompt response will save Fidelity Blue Chip Growth Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Securities Fund: Fidelity Blue Chip Growth Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on June 14, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                ______________, 2000

________________________________________________

________________________________________________

   Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                          CUSIP # 316389303/fund# 312

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson, Ned C.
    Lautenbach, Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     Deloitte & Touche LLP  as
     independent accountants of
     the fund.

3.   To authorize the Trustees to   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.

4.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.


6.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

7.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

8.   To approve a Distribution and  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     Service Plan pursuant to
     Rule 12b-1 for the fund.

14.  To amend the fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     diversification to exclude
     "securities of other
     investment companies" from
     the limitation.





BCF-PXC-0400                             CUSIP # 316389303/fund# 312

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY SECURITIES FUND: FIDELITY DIVIDEND GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Securities Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on June 14, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                          fund# 312, 330, 027, 093HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson, Ned C.
    Lautenbach, Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.

4.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.


6.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

7.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

14.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     diversification.





DGF-PXC-0400                            CUSIP # 316389402 /fund# 330

Vote this proxy card TODAY! Your prompt response will save Fidelity Dividend Growth Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY SECURITIES FUND: FIDELITY DIVIDEND GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Securities Fund: Fidelity Dividend Growth Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on June 14, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________, 2000

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                        CUSIP # 316389402 /fund# 330

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson, Ned C.
    Lautenbach, Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.

4.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.


6.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

7.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

14.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     diversification to exclude
     "securities of other
     investment companies" from
     the limitation.





DGF-PXC-0400                            CUSIP # 316389402 /fund# 330

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY SECURITIES FUND: FIDELITY GROWTH & INCOME PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Securities Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on June 14, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                          fund# 312, 330, 027, 093HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson, Ned C.
    Lautenbach, Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.


5.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     management contract for the
     fund.

6.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

7.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

8.   To approve a Distribution and  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     Service Plan pursuant to
     Rule 12b-1 for the fund.

14.  To amend the fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     diversification to exclude
     "securities of other
     investment companies" from
     the limitation.





GAI-PXC-0400                             CUSIP # 316389204/fund# 027

Vote this proxy card TODAY! Your prompt response will save Fidelity Growth & Income Portfolio the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY SECURITIES FUND: FIDELITY GROWTH & INCOME PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Securities Fund: Fidelity Growth & Income Portfolio, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on April 19, 2000 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________, 2000

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                         CUSIP # 316389204/fund# 027

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson, Ned C.
    Lautenbach, Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.


5.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     management contract for the
     fund.

6.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

7.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

8.   To approve a Distribution and  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     Service Plan pursuant to
     Rule 12b-1 for the fund.

14.  To amend the fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     diversification.





GAI-PXC-0400                             CUSIP # 316389204/fund# 027

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY SECURITIES FUND: FIDELITY OTC PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Securities Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on June 14, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                          fund# 312, 330, 027, 093HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson, Ned C.
    Lautenbach, Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     Deloitte & Touche LLP as
     independent accountants of
     the fund.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.

4.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.

6.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

7.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

8.   To approve a Distribution and   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     Service Plan pursuant to
     Rule 12b-1 for the fund.


9.   To eliminate the fundamental    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
     policies concerning
     diversification and adopt a
     non-fundamental limitation
     concerning diversification
     for the fund.

10.  To change the investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     policy concerning industry
     concentration for the fund.

11.  To eliminate fundamental        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  11.
     investment policies for the
     fund.

12.  To eliminate a fundamental      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  12.
     investment policy of the fund.

13.  To eliminate a fundamental      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  13.
     investment policy and adopt
     a standard non-fundamental
     policy for the fund.





OTC-PXC-0400                             CUSIP # 316389105/fund# 093

Vote this proxy card TODAY! Your prompt response will save Fidelity OTC Portfolio the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY SECURITIES FUND: FIDELITY OTC PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Securities Fund: Fidelity OTC Portfolio, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on June 14, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________, 2000

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                           CUSIP #316389105/fund# 093

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson, Ned C.
    Lautenbach, Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     Deloitte & Touche LLP as
     independent accountants of
     the fund.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.

4.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.

6.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

7.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

8.   To approve a Distribution and   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     Service Plan pursuant to
     Rule 12b-1 for the fund.


9.   To eliminate the fundamental    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
     policies concerning
     diversification and adopt a
     non-fundamental limitation
     concerning diversification
     for the fund.

10.  To change the investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     policy concerning industry
     concentration for the fund.

11.  To eliminate fundamental        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  11.
     investment policies for the
     fund.

12.  To eliminate a fundamental      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  12.
     investment policy of the fund.

13.  To adopt a standard             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  13.
     investment policy concerning
     temporary investments for
     the fund.





OTC-PXC-0400                             CUSIP # 316389105/fund# 093

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

FIDELITY BLUE CHIP GROWTH FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH & INCOME PORTFOLIO
FIDELITY OTC PORTFOLIO

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on June 14, 2000. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposals, as well as materials for voting by mail and instructions for voting by touch-tone telephone.

Please read the enclosed materials and cast your vote either on the proxy card(s) or by touch-tone telephone. PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR
HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals.

PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE PROPOSALS TO BE VOTED UPON. YOUR VOTE IS
IMPORTANT. WE APPRECIATE YOU PLACING YOUR TRUST IN FIDELITY AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.

WHAT ARE THE PROPOSALS?

1. To elect a Board of Trustees.

2. To ratify the selection of the funds' independent accountants.

3. To authorize the Trustees to adopt an amended and restated
   Declaration of Trust.

4. To approve an amended management contract for Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC
   Portfolio.

5. To approve an amended management contract for Fidelity Growth & Income Portfolio.

6. To approve an amended sub-advisory agreement with Fidelity
   Management & Research (Far East) Inc. (FMR Far East) for each fund.

7. To approve an amended sub-advisory agreement with Fidelity
   Management & Research (U.K.) Inc. (FMR U.K.) for each fund.

8. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Blue Chip Growth Fund, Fidelity Growth & Income
   Portfolio, and Fidelity OTC Portfolio.

9. To eliminate Fidelity OTC Portfolio's fundamental policies concerning diversification and adopt a non-fundamental limitation concerning diversification.

10. To change Fidelity OTC Portfolio's policy concerning industry concentration.

11. To eliminate fundamental investment policies of Fidelity OTC
    Portfolio.

12. To eliminate a fundamental investment policy of Fidelity OTC
    Portfolio.

13. To adopt a standard investment policy for Fidelity OTC Portfolio concerning temporary investments.

14. To exempt "securities of other investment companies" from the diversification policies of Fidelity Blue Chip Growth Fund,
    Fidelity Dividend Growth Fund, and Fidelity Growth & Income
    Portfolio.

PROPOSAL 1: WHAT ROLE DOES THE BOARD PLAY?

The Trustees serve as the shareholders' elected representatives. Members of the Board are experienced executives who have an obligation to serve the best interests of shareholders. One of their duties is to review policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities and fees, and review the funds' contracts with Fidelity and other service providers. Nine of the twelve Trustees are not affiliated with Fidelity.

PROPOSAL 2: WHY ARE WE VOTING ON THE INDEPENDENT ACCOUNTANTS AND WHAT IS THEIR ROLE?

As part of the normal agenda of shareholder meetings, shareholders are asked to vote on the independent accountants any time the Trustees are elected. The independent accountants act as the funds' auditors. They review the funds' annual financial statements and provide other audit and tax-related services.

PROPOSAL 3: WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND
RESTATED DECLARATION OF TRUST?

The proposal asks shareholders to adopt a more modern form of the Declaration of Trust (i.e., the funds' charter). The more modern charter is Fidelity's new standard for its funds. It gives the Trustees more flexibility and broader authority to act, including greater authority to amend the charter in the future without a shareholder vote.

PROPOSALS 4 AND 5: WHY ARE THE FUNDS PROPOSING TO ADOPT AMENDED
MANAGEMENT CONTRACTS?

These are standard proposals that bring the funds' management contracts into line with those of many other Fidelity equity funds. The proposed changes are threefold. First, the amended management contract would incorporate management fee reductions (already implemented by Fidelity) that lower the funds' management fee rates if Fidelity's assets under management remain above specified levels.

Second, the proposals would revise the calculation of the funds' performance adjustments (except for Growth & Income Portfolio, which does not have a performance adjustment) by rounding the performance of the funds and their comparative indices to the nearest 0.01%, rather than the nearest 1.00%. This provides for a more exact calculation and reduces the chance of minor changes in performance resulting in significant changes to the funds' management fees.

Third, the proposals would allow the management contracts to be amended without shareholder vote if allowed by the Investment Company Act of 1940 (the 1940 Act). For example, this would allow the management contract to be amended to reflect a fee reduction without holding a shareholder meeting.

PROPOSALS 6 AND 7: WHAT IS A SUB-ADVISORY AGREEMENT AND HOW WILL THE PROPOSED AMENDED SUB-ADVISORY AGREEMENTS AFFECT THE FUNDS?

This is another standard proposal. FMR U.K. and FMR Far East are Fidelity subsidiaries located in England and Japan that act as sub-advisors and assist Fidelity Management & Research Company (FMR) in its role as investment manager. The proposals would allow the funds' sub-advisory agreements to be modified without shareholder vote subject to the requirements of the 1940 Act, but would not change the fees paid by the funds or the management of the funds.

PROPOSAL 8: WHAT IS A DISTRIBUTION AND SERVICE PLAN, AND WHY ARE THE FUNDS PROPOSING TO ADOPT ONE?

Again, this is a standard proposal for Fidelity funds. The Distribution and Service Plan states that Fidelity may use its own assets to engage in "activities primarily intended to result in the sale of fund shares." Because rule 12b-1 under the 1940 Act governs plans like this, they are called 12b-1 plans. The proposed 12b-1 plan (sometimes referred to as a "defensive" 12b-1 plan) does not provide for any additional fees to shareholders; rather, it is designed to avoid legal uncertainties by recognizing that Fidelity may use its management fees or other resources to pay for fund marketing or distribution expenses. Most Fidelity funds already have defensive 12b-1 plans in place.

PROPOSALS 9 AND 10: COULD YOU EXPLAIN THE TWO PROPOSALS THAT WOULD MODIFY THE FUND'S INVESTMENT POLICIES ON DIVERSIFICATION AND INDUSTRY CONCENTRATION?

These proposals would give OTC Portfolio the ability to invest in a more concentrated (and less diversified) manner, and would give the fund more flexibility to invest in the technology stocks that dominate the OTC market. Proposal 9 would allow the fund to invest more than 5% of its assets in a larger number of companies, and to invest more of its portfolio (50%, compared to 25% currently) in positions that individually represent more than 5% of assets. Proposal 10 would allow the fund to invest more or less than 25% of assets in individual technology-related industries, as long as more than 25% of assets is invested in the technology sector as a whole.

The proposals respond to the increasing concentration of the OTC market, and are designed to restore the fund's ability to match or over-weight investments relative to its benchmark, the NASDAQ Composite Index. As of January 31, 2000, the three largest companies in the OTC market - Cisco Systems, Microsoft and Intel - each represented more than 5% of the index individually, and made up 23.8% of the index as a group. As of the same date, technology companies made up approximately 67% of the NASDAQ Composite, and one industry - the prepackaged computer software industry - made up approximately 23% of the index. By giving the fund more flexibility to invest more than 5% in individual companies and more than 25% in individual industries, Proposal 9 and 10 would maintain FMR's ability to position the fund more or less aggressively than the OTC market as a whole.

PROPOSAL 11: COULD YOU EXPLAIN THIS PROPOSAL TO ELIMINATE FUNDAMENTAL
INVESTMENT POLICIES OF   FIDELITY OTC PORTFOLIO?

The proposal would give the Trustees the authority to modify the fund's definition of OTC securities as the over-the-counter market changes, without the need to hold a shareholder meeting. The proposal is not expected to materially affect the way the fund is managed.

PROPOSAL 12: COULD YOU EXPLAIN THIS PROPOSAL TO ELIMINATE A
FUNDAMENTAL INVESTMENT POLICY OF FIDELITY OTC PORTFOLIO REGARDING
DIVIDEND INCOME?

Eliminating the fund's fundamental investment policy regarding dividend income will allow the fund to more clearly communicate its investment strategy in a manner consistent with other Fidelity funds with similar investment disciplines. The proposal is not expected to materially affect the way the fund is managed.

PROPOSAL 13: COULD YOU EXPLAIN THIS PROPOSAL TO ADOPT A STANDARD
INVESTMENT POLICY FOR FIDELITY OTC PORTFOLIO CONCERNING TEMPORARY
INVESTMENTS?

Eliminating the fund's fundamental investment policy regarding temporary investments and adopting a non-fundamental policy that is standard for Fidelity equity funds will allow the fund to more clearly communicate its investment strategy in a manner consistent with other Fidelity funds with similar investment disciplines. The proposal is not expected to materially affect the way the fund is managed.

PROPOSAL 14: COULD YOU EXPLAIN THIS PROPOSAL TO EXEMPT "SECURITIES OF OTHER INVESTMENT COMPANIES" FROM THE DIVERSIFICATION POLICIES OF
FIDELITY BLUE CHIP GROWTH FUND, FIDELITY DIVIDEND GROWTH FUND, AND FIDELITY GROWTH & INCOME PORTFOLIO?

This standard proposal would permit each fund to invest without limit in the securities of other investment companies (the legal term for mutual funds and similar entities). Currently, under an exemptive order from the SEC, each fund may invest in money market or short-term bond funds managed by Fidelity, subject to restrictions. The proposal would allow each fund to invest more significantly in other investment companies if appropriate. The Trustees would permit the more significant investment in other investment companies if they determined it was in the best interests of each fund and its shareholders.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?

Yes. The Board of Trustees has approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is April 18, 2000.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.
You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-6666.

HOW DO I SIGN THE PROXY CARD?

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

REMEMBER, THE ABOVE IS ONLY A SUMMARY OF A FEW KEY FEATURES OF THE PROPOSALS. PLEASE READ THE PROXY STATEMENT FOR COMPLETE DETAILS ON EACH PROPOSAL.

SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
Blue Chip Growth


           SHAREHOLDER HEARS THIS SCRIPT


Speech 1   Welcome.  Please enter the
           control number located on
           the upper portion of your
           proxy card.


Speech 2   To vote as the FIDELITY BLUE
           CHIP GROWTH FUND Board of
           Trustees recommends on all
           proposals, press 1 now.


Closing A  You voted as the Board of
           Trustees recommended for
           every proposal affecting
           your fund.  If correct,
           press 1.  If incorrect,
           press 0.


Speech 3   To vote on each proposal
           separately, press 0 now.

           Proposal 1:
Speech 4       To vote FOR all
               nominees, press 1.
               To WITHHOLD for all
               nominees, press 9.
               To WITHHOLD for an
               individual nominee, press 0.


Speech 5   Enter the two digit number
           that appears next to the
           nominee you DO NOT wish to
           vote for.


Speech 5A  Press 1 to withhold for
           another nominee or Press 0
           if you have completed voting
           for Trustees.


Speech 6   Proposal 2:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 7   Proposal 3:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 8   Proposal 4:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 9   Proposal 6:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 10  Proposal 7:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0

CONFIDENTIAL                      MANAGEMENT INFORMATION SERVICES CORPORATION
10/21/98

SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
Blue Chip Growth

Speech 11  Proposal 8:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 12  Proposal 14:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0

           You voted as follows;
Closing B        Proposal 1: For ALL,
                 or WITHHOLD All or FOR All
                 Except...
                 Proposal 2: For,
                 Against, Abstain
                 Proposals 3, 4, 6 -
                 8, 14: For, Against, Abstain
                 If this is correct, Press 1
                 now:  If incorrect, Press 0


Speech 13  If you have received more
           than one proxy card, you
           must vote each card
           separately.  If you would
           like to vote another proxy,
           press 1 now.  To end this
           call, press 0.


Speech 14  Thank you for voting.

CONFIDENTIAL                      MANAGEMENT INFORMATION SERVICES CORPORATION
10/21/98

SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
Dividend Growth Fund


           SHAREHOLDER HEARS THIS SCRIPT


Speech 1   Welcome.  Please enter the
           control number located on
           the upper portion of your
           proxy card.


Speech 2   To vote as the FIDELITY
           DIVIDEND GROWTH FUND Board
           of Trustees recommends on
           all proposals, press 1 now.


Closing A  You voted as the Board of
           Trustees recommended for
           every proposal affecting
           your fund.  If correct,
           press 1.  If incorrect,
           press 0.


Speech 3   To vote on each proposal
           separately, press 0 now.

           Proposal 1:
Speech 4             To vote FOR all
                     nominees, press 1.
                     To WITHHOLD for all
                     nominees, press 9.
                     To WITHHOLD for an
                     individual nominee, press 0.


Speech 5   Enter the two digit number
           that appears next to the
           nominee you DO NOT wish to
           vote for.


Speech 5A  Press 1 to withhold for
           another nominee or Press 0
           if you have completed voting
           for Trustees.


Speech 6   Proposal 2:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 7   Proposal 3:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 8   Proposal 4:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 9   Proposal 6:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 10  Proposal 7:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0

CONFIDENTIAL                      MANAGEMENT INFORMATION SERVICES CORPORATION
10/21/98

SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
Dividend Growth Fund


Speech 11  Proposal 14:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0

           You voted as follows;
Closing B           Proposal 1: For ALL,
                    or WITHHOLD All or FOR All
                    Except...
                    Proposal 2: For,
                    Against, Abstain
                    Proposals 3, 4, 6,
                    7, 14: For, Against, Abstain
                    If this is correct, Press 1
                    now:  If incorrect, Press 0


Speech 12  If you have received more
           than one proxy card, you
           must vote each card
           separately.  If you would
           like to vote another proxy,
           press 1 now.  To end this
           call, press 0.


Speech 13  Thank you for voting.

CONFIDENTIAL                      MANAGEMENT INFORMATION SERVICES CORPORATION
10/21/98


SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
Growth & Income Portfolio


           SHAREHOLDER HEARS THIS SCRIPT


Speech 1   Welcome.  Please enter the
           control number located on
           the upper portion of your
           proxy card.


Speech 2   To vote as the FIDELITY
           GROWTH & INCOME PORTFOLIO
           Board of Trustees recommends
           on all proposals, press 1 now.


Closing A  You voted as the Board of
           Trustees recommended for
           every proposal affecting
           your fund.  If correct,
           press 1.  If incorrect,
           press 0.


Speech 3   To vote on each proposal
           separately, press 0 now.

           Proposal 1:
Speech 4             To vote FOR all
                     nominees, press 1.
                     To WITHHOLD for all
                     nominees, press 9.
                     To WITHHOLD for an
                     individual nominee, press 0.


Speech 5   Enter the two digit number
           that appears next to the
           nominee you DO NOT wish to
           vote for.


Speech 5A  Press 1 to withhold for
           another nominee or Press 0
           if you have completed voting
           for Trustees.


Speech 6   Proposal 2:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 7   Proposal 3:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 8   Proposal 5:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 9   Proposal 6:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 10  Proposal 7:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0

CONFIDENTIAL                      MANAGEMENT INFORMATION SERVICES CORPORATION
10/21/98


SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
Growth & Income Portfolio


Speech 11  Proposal 8:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 12  Proposal 14:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0

           You voted as follows;
Closing B           Proposal 1: For ALL,
                    or WITHHOLD All or FOR All
                    Except...
                    Proposal 2: For,
                    Against, Abstain
                    Proposals 3, 5 - 8,
                    14: For, Against, Abstain
                    If this is correct, Press 1
                    now:  If incorrect, Press 0


Speech 13  If you have received more
           than one proxy card, you
           must vote each card
           separately.  If you would
           like to vote another proxy,
           press 1 now.  To end this
           call, press 0.


Speech 14  Thank you for voting.

CONFIDENTIAL                      MANAGEMENT INFORMATION SERVICES CORPORATION
10/21/98


SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
OTC Portfolio


           SHAREHOLDER HEARS THIS SCRIPT


Speech 1   Welcome.  Please enter the
           control number located on
           the upper portion of your
           proxy card.


Speech 2   To vote as the FIDELITY OTC
           PORTFOLIO Board of Trustees
           recommends on all proposals,
           press 1 now.


Closing A  You voted as the Board of
           Trustees recommended for
           every proposal affecting
           your fund.  If correct,
           press 1.  If incorrect,
           press 0.


Speech 3   To vote on each proposal
           separately, press 0 now.

           Proposal 1:
Speech 4             To vote FOR all
                     nominees, press 1.
                     To WITHHOLD for all
                     nominees, press 9.
                     To WITHHOLD for an
                     individual nominee, press 0.


Speech 5   Enter the two digit number
           that appears next to the
           nominee you DO NOT wish to
           vote for.


Speech 5A  Press 1 to withhold for
           another nominee or Press 0
           if you have completed voting
           for Trustees.


Speech 6   Proposal 2:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 7   Proposal 3:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 8   Proposal 4:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 9   Proposal 6:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 10  Proposal 7:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0

CONFIDENTIAL                      MANAGEMENT INFORMATION SERVICES CORPORATION
10/21/98


SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
OTC Portfolio


Speech 11  Proposal 8:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 12  Proposal 9:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 13  Proposal 10:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 14  Proposal 11:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 15  Proposal 12:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Speech 16  Proposal 13:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0

           You voted as follows;
Closing B           Proposal 1: For ALL,
                    or WITHHOLD All or FOR All
                    Except...
                    Proposal 2: For,
                    Against, Abstain
                    Proposals 3, 4, 6 -
                    13: For, Against, Abstain
                    If this is correct, Press 1
                    now:  If incorrect, Press 0


Speech 17  If you have received more
           than one proxy card, you
           must vote each card
           separately.  If you would
           like to vote another proxy,
           press 1 now.  To end this
           call, press 0.


Speech 18  Thank you for voting.

CONFIDENTIAL                      MANAGEMENT INFORMATION SERVICES CORPORATION
10/21/98